UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------

                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     1500 Main Street, Suite 600, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                 Rodney J. Dillman, Vice President and Secretary
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/07
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                      [LOGO] MASSMUTUAL PARTICIPATION INVESTORS

                                             2007 ANNUAL REPORT

MASSMUTUAL PARTICIPATION INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mpv

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

 MPV
Listed
 NYSE

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD

The Trustees of MassMutual Participation Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (1) on the Trust's web-site at http://www. BabsonCapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.BabsonCapital.com/mpv or upon request by calling, toll-free, 1-866-399-1516.

MASSMUTUAL PARTICIPATION INVESTORS

MassMutual Participation Investors is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange.
--------------------------------------------------------------------------------

                                              MassMutual Participation Investors

INVESTMENT OBJECTIVE & POLICY

MassMutual Participation Investors (the "Trust") is a closedend investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 25, 2008 at 1:00 P.M. in Springfield, Massachusetts.
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                                                                               1

MassMutual Participation Investors

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

                            [BAR CHART APPEARS HERE]

       10.91    4.77    8.11    3.47    5.70   23.72   25.14   22.51   18.64    9.95   MASSMUTUAL PARTICIPATION
                                                                                       INVESTORS (BASED ON CHANGE
                                                                                       IN THE NET ASSET VALUE WITH
                                                                                       REINVESTED DIVIDENDS)

       -2.56   21.26   -3.03    2.49  -20.48   47.25   18.33    4.55   18.37   -1.57   RUSSELL 2000 INDEX


        1.87    2.39   -5.86    5.28   -1.41   28.97   11.13    2.74   11.85    1.87   LEHMAN BROTHERS U.S.
                                                                                       CORPORATE HIGH YIELD INDEX

        1998    1999    2000    2001    2002    2003    2004    2005    2006    2007

* Data for MassMutual Participation Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value); past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 12/31/07*

                            [PIE CHART APPEARS HERE]

             Private / 144A                Cash & Short Term
             High Yield Debt               Invesments
             54.0%                         6.1%

             Private Investment            Public High
             Grade Debt                    Yield Debt
             1.4%                          21.4%

             Private / Restricted          Public Equity
             Equity                        1.4%
             15.7%

*Based on value of total investments (including cash)
--------------------------------------------------------------------------------
2

                                              MassMutual Participation Investors

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2007.

THE TRUST'S 2007 PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2007 was 9.95%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $126,625,334, or $12.84 per share, as of December 31, 2007 compared to $126,515,013, or $12.90 per share, as of December 31, 2006. The Trust paid a quarterly dividend of 25 cents per share for each quarter of 2007, with the fourth quarter dividend paid in January 2008. In addition, the Trust declared a special year-end dividend of 25 cents per share, paid in January to shareholders of record on December 31, 2007, bringing total dividends for the year to $1.25 per share. We are very pleased with the Trust's 2007 portfolio performance.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets, assuming the reinvestment of all dividends and distributions, compared to the average annual returns of the Lehman Brothers U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5 and 10 years ended December 31, 2007.

                                      Lehman Brothers U.S.           Russell
                   The Trust       Corporate High Yield Index      2000 Index
--------------------------------------------------------------------------------
1 Year               9.95%                   1.87%                   -1.57%
--------------------------------------------------------------------------------
3 Year              16.91%                   5.39%                    6.80%
--------------------------------------------------------------------------------
5 Year              19.86%                  10.90%                   16.24%
--------------------------------------------------------------------------------
10 Year             13.01%                   5.51%                    7.08%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results.

[PHOTO OF PRESIDENT AND CHAIRMAN]

Left to right:

Clifford M. Noreen
PRESIDENT

Roger W. Crandall
CHAIRMAN

--------------------------------------------------------------------------------

MassMutual Participation Investors

The U.S. economy and investment markets started the year strong but 2007 will long be remembered for the major mortgage- and credit-market crisis that wreaked havoc in the second half of the year and into 2008. The issues began in the residential sub-prime mortgage market, where underwriting standards that began loosening in 2005 allowed many homeowners to borrow debt that could only be supported by continuously rising home prices. As housing prices softened, mortgage defaults and foreclosures rose dramatically and mortgage related collateralized debt obligation (CDO) products also suffered. General investor confidence began to tumble, and the major stock market indexes experienced declines and volatility not seen in some time, eventually closing the year with modest gains but concerns among many analysts of what could be next.

Overall, the US economy finished 2007 on an uncertain note. The unemployment rate was 5 percent in December, up from 4.5 percent the previous year, according to the US Department of Labor. Also, core inflation was 2.3 percent at year's end, not quite as bad as the 2.6 percent increase during 2006. The value of the dollar versus several other currencies, however, dropped precipitously in 2007.

The corporate credit market continued a remarkable run, as corporate credit defaults around the globe continued their downward trend for the fifth consecutive year, according to Moody's Investors Service. Moody's global issuer-weighted speculativegrade default rate finished the year at 0.9 percent, down from 1.7 percent in 2006 and its lowest level since 1981. Moody's expects the default rate to climb in 2008 to 4.8 percent and reach its historical average of 5 percent in 2009. Corporate bond spreads widened significantly in the second half of 2007 and the trend continued at the beginning of 2008.

PORTFOLIO ACTIVITY

Overall, the Trust closed 20 new private placement transactions during 2007 and added to five existing private placement investments. Total direct placement purchases were $23,908,409.

--------------------------------------------------------------------------------
4

                                              MassMutual Participation Investors

New private placement transactions invested in during the year were: Advanced Technologies Holdings, Inc.; A H C Holding Company Inc.; Aero Holdings, Inc.; Connecticut Electric, Inc.; Electra Bicycle Company LLC; Golden Country Foods Holding, Inc.; NetShape Technologies, Inc.; K H O F Holdings, Inc.; K W P I Holdings Corporation; K-Tek Holding Corporation; Mail Communications Group, Inc.; Nesco Holdings Corporation; Pacific Consolidated Holdings LLC; Smart Source Holdings LLC; Torrent Group Holdings, Inc.; Total Equipment & Service, Inc.; Transpac Holding Company; Visioneering, Inc.; Waggin' Train Holdings LLC; and Workplace Media Holding Co.

In addition, the Trust added to existing private placement investments in HM Holding Company; Moss, Inc.; NABCO, Inc.; Savage Sports Holding, Inc.; and Transtar Holding Company.

The Trust also had 14 realizations in 2007.

[PHOTO OF OFFICERS]

Left to right:

James M. Roy
VICE PRESIDENT & CHIEF
FINANCIAL OFFICER

Rodney J. Dillman
VICE PRESIDENT, SECRETARY
& CHIEF LEGAL OFFICER

Jill A. Fields
VICE PRESIDENT

Michael P. Hermsen
VICE PRESIDENT

Michael L. Klofas
VICE PRESIDENT

Richard E. Spencer, II
VICE PRESIDENT
--------------------------------------------------------------------------------

MassMutual Participation Investors

OUTLOOK FOR 2008

The year 2008 opened with worldwide financial markets under pressure. The credit crisis continues to find new victims and with each new report, investor confidence wanes further. Consumer confidence showed cracks in late 2007, and the housing market may take some time to hit bottom. Oil prices rose to new heights in the latter half of 2007 and approached $100 per barrel. Early Fed action in 2008 indicates that it is targeting lower interest rates to help the residential real estate market and weakening economy. As always, no one can predict the future with any degree of certainty.

Despite all this, merger and acquisition activity continued at a record pace in 2007, although activity is expected to be lower in 2008. Last year saw $4.5 trillion in announced deals worldwide, up 24 percent from 2006, according to Thomson Financial, and included the three largest leveraged buyouts in history. Private equity firms had been a significant part of the activity in the first six months of 2007 (reportedly more than 30 percent of total volume), but nearly disappeared in the second half of the year and are expected to be very quiet at the start of 2008. Corporate buyers are expected to be more active players, as they are flush with cash.

Regardless of the economic environment, however, the Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business model, solid cash flow and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contribute to the Trust being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Clifford M. Noreen
Clifford M. Noreen,
President

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

--------------------------------------------------------------------------------
2007            Record    Net Investment    Short-Term     Tax     Long-Term
Dividends        Date         Income           Gains      Effect     Gains
--------------------------------------------------------------------------------
Regular        5/7/2007       0.2500             --                    --
              7/27/2007       0.2500             --                    --
             10/29/2007       0.2500             --                    --
             12/31/2007       0.2500             --                    --
Special      12/31/2007       0.2310           0.0190                  --
--------------------------------------------------------------------------------
                            $ 1.2310         $ 0.0190    $ 1.2500    $ --
================================================================================

The following table summarizes the tax effects of the retention of capital gains for 2007:

                                 AMOUNT PER SHARE          FORM 2439
--------------------------------------------------------------------------------
2007 Gains Retained                    0.1802               Line 1a
Long - Term Gains Retained             0.1802
Taxes Paid                             0.0631               Line 2*
Basis Adjustment                       0.1171                  **

* If you are not subject to federal capital gains tax (e.g., charitable organizations, IRAs and Keogh Plans), you may be able to claim a refund by filing Form 990-T.

** For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

                    Qualified for Dividend                                       Interest Earned on
Annual Dividend      Received Deduction***        Qualified Dividends****      U.S. Gov't. Obligations
Amount Per Share    Percent   Amount Per Share   Percent   Amount Per Share   Percent   Amount Per Share
---------------------------------------------------------------------------------------------------------
$1.25               14.2106%        0.1775        15.1898%       0.1897       0%             0.0000
=========================================================================================================

***  Not available to individual shareholders
**** Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2007
--------------------------------------------------------------------------------
6

                                              MassMutual Participation Investors

FINANCIAL REPORT

Consolidated Statement of Assets and Liabilities..........................     8

Consolidated Statement of Operations......................................     9

Consolidated Statement of Cash Flows......................................    10

Consolidated Statements of Changes in Net Assets..........................    11

Consolidated Selected Financial Highlights................................    12

Consolidated Schedule of Investments...................................... 13-34

Notes to Consolidated Financial Statements................................ 35-39

Report of Independent Registered Public Accounting Firm...................    40

Interested Trustees....................................................... 41-42

Independent Trustees...................................................... 43-45

Officers of the Trust.....................................................    46


--------------------------------------------------------------------------------

MassMutual Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $98,834,452)                                          $ 100,222,485
  Corporate public securities at market value
    (Cost - $32,978,150)                                             32,092,037
Short-term securities at amortized cost                               7,525,258
                                                                  -------------
                                                                    139,839,780
                                                                  -------------

Cash                                                                  1,029,074
Interest receivable                                                   2,993,441
Receivable for investments sold                                         955,352
                                                                  -------------
TOTAL ASSETS                                                        144,817,647
                                                                  -------------

LIABILITIES:
Dividend payable                                                      4,930,806
Investment advisory fee payable                                         284,907
Note payable                                                         12,000,000
Interest payable                                                         92,755
Accrued expenses                                                        125,115
Accrued taxes payable                                                   755,592
Other payables                                                            3,138
                                                                  -------------
TOTAL LIABILITIES                                                    18,192,313
                                                                  -------------
TOTAL NET ASSETS                                                  $ 126,625,334
                                                                  =============

NET ASSETS:
Common shares, par value $.01 per share; an unlimited
  number authorized                                               $      98,616
Additional paid-in capital                                           91,741,979
Retained net realized gain on investments, prior years               32,187,872
Undistributed net investment income                                     991,196
Accumulated net realized gain on investments                          1,103,751
Net unrealized appreciation of investments                              501,920
                                                                  -------------
TOTAL NET ASSETS                                                  $ 126,625,334
                                                                  -------------
COMMON SHARES ISSUED AND OUTSTANDING                                  9,861,611
                                                                  -------------
NET ASSET VALUE PER SHARE                                         $       12.84
                                                                  =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
8

                                              MassMutual Participation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2007

INVESTMENT INCOME:
Interest                                                          $  12,735,335
Dividends                                                             1,750,121
Other                                                                    60,406
                                                                  -------------
  TOTAL INVESTMENT INCOME                                            14,545,862
                                                                  -------------

EXPENSES:
Investment advisory fees                                              1,168,468
Interest                                                                720,475
Professional fees                                                       180,800
Trustees' fees and expenses                                             157,000
Reports to shareholders                                                 110,000
Custodian fees                                                           28,500
Transfer agent/registrar's expenses                                      20,000
Other                                                                   102,659
                                                                  -------------
  TOTAL EXPENSES                                                      2,487,902
                                                                  -------------
INVESTMENT INCOME - NET                                              12,057,960
                                                                  --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                         1,904,589
Income tax expense                                                     (720,563)
                                                                  -------------
NET REALIZED GAIN ON INVESTMENTS                                      1,184,026
                                                                  -------------
Net change in unrealized appreciation of investments before taxes    (2,028,367)
Net change in deferred income tax expense                               384,226
                                                                  -------------
NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS                 (1,644,141)
                                                                  -------------
NET LOSS ON INVESTMENTS                                                (460,115)
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  11,597,845
                                                                  =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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                                                                               9

MassMutual Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2007

NET DECREASE IN CASH:
Cash flows from operating activities:
  Purchases/Proceeds/Maturities from short-term portfolio
    securities, net                                               $    (328,363)
  Purchases of portfolio securities                                 (43,655,661)
  Proceeds from disposition of portfolio securities                  45,755,626
  Interest, dividends and other received                             13,818,169
  Interest expense paid                                                (716,653)
  Operating expenses paid                                            (1,782,528)
  Income taxes paid                                                  (3,540,046)
                                                                  -------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                           9,550,544
                                                                  -------------
Cash flows from financing activities:
  Cash dividends paid from net investment income                    (11,896,704)
  Cash dividends paid from net realized gain on investments             (96,562)
  Receipts for shares issued on reinvestment of dividends               828,061
                                                                  -------------
  NET CASH USED FOR FINANCING ACTIVITIES                            (11,165,205)
                                                                  -------------

NET DECREASE IN CASH                                                 (1,614,661)
Cash - beginning of year                                              2,643,735
                                                                  -------------
CASH - END OF YEAR                                                $   1,029,074
                                                                  -------------
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  11,597,845
                                                                  -------------
  Decrease in investments                                             1,858,297
  Decrease in interest and dividends receivable                           7,385
  Increase in receivable for investments sold                          (698,860)
  Increase in investment advisory fee payable                               248
  Increase in interest payable                                            3,822
  Decrease in accrued expenses                                          (17,622)
  Decrease in accrued taxes payable                                  (3,203,709)
  Increase in other payables                                              3,138
                                                                  -------------
  TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                    (2,047,301)
                                                                  -------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                       $   9,550,544
                                                                  =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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10

                                              MassMutual Participation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2007 and 2006

                                                          2007          2006
                                                     ------------  ------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Investment income - net                            $ 12,057,960  $ 10,728,662
  Net realized gain on investments                      1,184,026     6,733,116
  Net change in unrealized appreciation of
    investments                                        (1,644,141)      814,564
                                                     ------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   11,597,845    18,276,342
                                                     ------------  ------------
Increase from common shares issued on reinvestment
  of dividends
  Common shares issued (2007 - 56,329; 2006 - 61,052)     828,061       867,979
Dividends to shareholders from:
  Net investment income
  (2007 - $1.23 per share; 2006 - $1.18 per share)    (12,127,939)  (11,551,712)
  Net realized gains on investments (2007 - $0.02
  per share; 2006 - $0.01 per share)                     (187,646)      (96,562)
                                                     ------------  ------------
TOTAL INCREASE IN NET ASSETS                              110,321     7,496,047
                                                     ------------  ------------
NET ASSETS, BEGINNING OF YEAR                         126,515,013   119,018,966
                                                     ------------  ------------
NET ASSETS, END OF YEAR (INCLUDING UNDISTRIBUTED
NET INVESTMENT INCOME OF $991,196 AND $1,028,648,
RESPECTIVELY)                                        $126,625,334  $126,515,013
                                                     ============  ============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MassMutual Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:
For the years ended December 31,              2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR         $    12.90  $    12.21  $    11.13  $     9.84  $     8.78
Net investment income (a)                        1.23        1.10        0.99        1.00        0.80
Net realized and unrealized
  gain (loss) on investments                    (0.05)       0.77        1.09(b)     1.36        1.21

TOTAL FROM INVESTMENT OPERATIONS                 1.18        1.87        2.08        2.36        2.01

Dividends from net investment
  income to common shareholders                 (1.23)      (1.18)      (1.01)      (1.10)      (0.96)
Dividends from net realized gain on
  investments to common shareholders            (0.02)      (0.01)        --          --          --
Increase from dividends reinvested               0.01        0.01        0.01        0.03        0.01
                                           ----------  ----------  ----------  ----------  ----------
TOTAL DIVIDENDS                                 (1.24)      (1.18)      (1.00)      (1.07)      (0.95)
                                           ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE: END OF YEAR               $    12.84  $    12.90  $    12.21  $    11.13  $     9.84
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE MARKET VALUE: END OF YEAR        $    13.18  $    14.70  $    14.05  $    13.31  $    11.65
                                           ==========  ==========  ==========  ==========  ==========

Total investment return
  Market value                                  (1.30)%     16.81%      17.25%      25.77%      35.50%
  Net asset value (c)                            9.95%      18.64%      22.51%      25.14%      23.72%
Net assets (in millions): End of year      $   126.63  $   126.52  $   119.02  $   107.61  $    94.40
Ratio of operating expenses to average
  net assets                                     1.36%       1.17%       1.45%       1.63%       1.65%
Ratio of interest expense to average
  net assets                                     0.56%       0.57%       0.80%       0.89%       0.97%
Ratio of income tax expense to average
  net assets (d)                                 0.48%       2.68%       2.83%       0.16%         --
Ratio of total expenses before custodian
  reduction to average net assets (d)            2.40%       4.46%       5.12%       2.68%       2.62%
Ratio of net expenses after custodian
  reduction to average net assets (d)            2.40%       4.42%       5.08%       2.68%       2.62%
Ratio of net investment income to average
  net assets                                     9.32%       8.43%       8.45%       9.60%       8.55%
Portfolio turnover                                 33%         34%         32%         51%         55%


(a)  Calculated using average shares.
(b)  Amount includes $0.10 per share in litigation proceeds.
(c)  Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)  As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations.
     The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior securities:
  Total principal amount (in millions)     $       12  $       12  $       12  $     22.5  $     22.5
  Asset coverage per $1,000 of
    indebtedness                           $   11,552  $   11,543  $   10,918  $    5,783  $    5,195

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
12

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES - 79.16% (A)                               Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT INVESTMENTS - 74.56%

A H C HOLDING COMPANY, INC.
A DESIGNER AND MANUFACTURER OF BOILERS AND WATER HEATERS FOR THE COMMERCIAL SECTOR.
15% Senior Subordinated Note due 2015                                    $   1,230,991   11/21/07   $   1,206,371   $   1,223,203
Limited Partnership Interest (B)                                            7.93% int.   11/21/07         119,009         113,060
                                                                                                    -------------   -------------
                                                                                                        1,325,380       1,336,263
                                                                                                    -------------   -------------
A T I ACQUISITION COMPANY
A FOR-PROFIT POST-SECONDARY SCHOOL SERVING STUDENTS IN TEXAS, FLORIDA AND ARIZONA.
12% Senior Subordinated Note due 2012                                    $   1,125,000   04/08/04       1,125,000       1,125,000
Warrant, exercisable until 2012, to purchase
  preferred stock at $.01 per share (B)                                         7 shs.   11/16/07            --             8,801
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        1,230 shs.   04/08/04            --            10,848
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,144,649
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A PROVIDER OF FACTORY MAINTENANCE SERVICES TO INDUSTRIAL COMPANIES.
15% Senior Subordinated Note due 2013                                    $   1,080,000   12/27/07       1,058,400       1,080,418
Preferred Stock (B)                                                           546 shs.   12/27/07         270,000         256,501
                                                                                                    -------------   -------------
                                                                                                        1,328,400       1,336,919
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A PROVIDER OF GEOSPATIAL SERVICES TO CORPORATE AND GOVERNMENT CLIENTS.
10.5% Senior Secured Term Note due 2014                                  $     930,000   03/09/07         916,050         925,619
14% Senior Subordinated Note due 2015                                    $     720,000   03/09/07         645,918         716,335
Common Stock (B)                                                          150,000 shs.   03/09/07         150,000         142,500
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       37,780 shs.   03/09/07          63,730             378
                                                                                                    -------------   -------------
                                                                                                        1,775,698       1,784,832
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A FOR-PROFIT HOSPICE CARE PROVIDER IN THE UNITED STATES.
12% Senior Subordinated Note due 2010                                    $   1,125,000   01/22/04       1,046,517       1,081,718
Preferred Class A Unit (B)                                                  1,706 uts.          *         170,600          59,710
Common Class B Unit (B)                                                    16,100 uts.   01/22/04               1             161
Common Class D Unit (B)                                                     3,690 uts.   09/12/06            --                37
                                                                                                    -------------   -------------
*01/22/04 and 09/12/06.                                                                                 1,217,118       1,141,626
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A MANUFACTURER OF HARDWARE FOR RESIDENTIAL AND COMMERCIAL OVERHEAD GARAGE DOORS IN NORTH AMERICA.
12% Senior Subordinated Note due 2012                                    $     861,702   05/18/05         818,433         823,981
Common Stock (B)                                                              263 shs.   05/18/05         263,298          47,690
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           69 shs.   05/18/05          59,362          12,503
                                                                                                    -------------   -------------
                                                                                                        1,141,093         884,174
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
AUGUSTA SPORTSWEAR HOLDING CO.
A MANUFACTURER AND DISTRIBUTOR OF ATHLETIC APPAREL, ACTIVEWEAR AND TEAM UNIFORMS.
12% Senior Subordinated Note due 2012                                    $     893,000   12/31/04   $     846,053   $     893,000
Common Stock (B)                                                              275 shs.          *         275,108       1,039,145
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           73 shs.   12/31/04          63,254         274,942
                                                                                                    -------------   -------------
*12/31/04, 03/31/05 and 05/02/06.                                                                       1,184,415       2,207,087
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A DESIGNER AND MARKETER OF NICHE BRANDED CONSUMER PRODUCTS INCLUDING CANOPIES, TRAMPOLINES, IN-LINE SKATES, SKATEBOARDS, AND
URETHANE WHEELS.
12.5% Senior Subordinated Note due 2014                                  $   1,207,902   06/30/06       1,140,670       1,222,791
Preferred Stock Class A (B)                                                   465 shs.   06/30/06         141,946         131,814
Common Stock (B)                                                                 1 sh.   06/30/06             152          26,037
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          164 shs.   06/30/06          48,760          46,325
                                                                                                    -------------   -------------
                                                                                                        1,331,528       1,426,967
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A PROVIDER OF DIVERSIFIED STAFFING SERVICES.
Preferred Membership Interests (B)                                            806 uts.   04/29/00           3,598             180
Common Membership Interests (B)                                            10,421 uts.   04/29/00          46,706           2,332
                                                                                                    -------------   -------------
                                                                                                           50,304           2,512
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A PRODUCER OF DESICCANT STRIPS USED FOR PACKAGING PHARMACEUTICAL PRODUCTS.
Common Stock (B)                                                               55 shs.          *             252         279,466
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.

COEUR, INC.
A PRODUCER OF PROPRIETARY, DISPOSABLE POWER INJECTION SYRINGES.
8.75% Senior Secured Term Note due 2010                                  $     202,899   04/30/03         202,899         204,996
11.5% Senior Subordinated Note due 2011                                  $     242,754   04/30/03         230,003         243,545
Common Stock (B)                                                           72,464 shs.   04/30/03          72,463         208,588
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,099 shs.   04/30/03          23,317         144,210
                                                                                                    -------------   -------------
                                                                                                          528,682         801,339
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A SUPPLIER AND DISTRIBUTOR OF ELECTRICAL PRODUCTS SOLD INTO THE RETAIL AND WHOLESALE MARKETS.
12% Senior Subordinated Note due 2014                                    $   1,267,387   01/12/07       1,182,283       1,215,226
Limited Liability Company Unit Class A (B)                                 82,613 uts.   01/12/07          82,613          78,482
Limited Liability Company Unit Class C (B)                                 59,756 uts.   01/12/07          59,756          56,769
                                                                                                    -------------   -------------
                                                                                                        1,324,652       1,350,477
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A DESIGNER AND MANUFACTURER OF OUTDOOR AND INDOOR SYNTHETIC SPORTS FLOORING AND OTHER TEMPORARY FLOORING PRODUCTS.
Preferred Stock Series B-2 (B)                                              9,081 shs.   07/05/07   $     370,795   $     403,296
Preferred Stock Series C                                                    3,781 shs.   07/05/07         158,913         126,409
Common Stock (B)                                                              380 shs.   07/05/07          18,333               4
Limited Partnership Interest (B)                                            4.43% int.          *         103,135            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           92 shs.         **          84,829            --
                                                                                                    -------------   -------------
*08/12/04 and 01/14/05. **08/12/04 and 01/18/05.                                                          736,005         529,709
                                                                                                    -------------   -------------
CONSOLIDATED FOUNDRIES HOLDINGS
A MANUFACTURER OF ENGINEERED CAST METAL COMPONENTS FOR THE GLOBAL AEROSPACE AND DEFENSE INDUSTRIES.
12% Senior Subordinated Note due 2013                                    $   1,157,143   06/15/05       1,115,385       1,168,714
Common Stock (B)                                                              269 shs.          *         278,521         762,586
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           54 shs.   06/15/05          53,295         154,233
                                                                                                    -------------   -------------
*06/15/05 and 05/22/06.                                                                                 1,447,201       2,085,533
                                                                                                    -------------   -------------
COREPHARMA LLC
A MANUFACTURER OF ORAL DOSE GENERIC PHARMACEUTICALS TARGETED AT NICHE APPLICATIONS.
12% Senior Subordinated Note due 2013                                    $   1,350,000   08/04/05       1,290,633       1,356,750
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          10 shs.   08/04/05          72,617          57,870
                                                                                                    -------------   -------------
                                                                                                        1,363,250       1,414,620
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A MANUFACTURER, ASSEMBLER, AND INSTALLER OF A BROAD RANGE OF CAPITAL EQUIPMENT THAT IS USED IN THE EXTRUSION, CONVERSION, AND
PROCESSING OF PLASTIC MATERIALS.
12% Senior Subordinated Note due 2014                                    $     978,261   10/30/06         918,656       1,017,391
Limited Partnership Interest (B)                                            0.97% int.   10/30/06         371,739         846,233
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        26 shs.   10/30/06          26,380          29,018
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           18 shs.   10/30/06          18,000          92,437
                                                                                                    -------------   -------------
                                                                                                        1,334,775       1,985,079
                                                                                                    -------------   -------------
DIRECTED ELECTRONICS, INC.
A DESIGNER AND DISTRIBUTOR OF BRAND NAME AUTOMOTIVE SECURITY SYSTEMS, AUDIO PRODUCTS AND INSTALLATION ACCESSORIES.
Common Stock (B)                                                          195,118 shs.          *         982,868         323,896
                                                                                                    -------------   -------------
*12/19/05 and 06/17/06.

DIVERSCO, INC./DHI HOLDINGS, INC.
A CONTRACT PROVIDER OF JANITORIAL AND EQUIPMENT MAINTENANCE SERVICES AND TEMPORARY PRODUCTION LABOR TO INDUSTRIAL CUSTOMERS.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        13.57% int.   08/27/98         366,495            --
Preferred Stock (B)                                                         1,639 shs.   12/14/01       1,392,067            --
Warrants, exercisable until 2011, to purchase
  common stock of DHI Holdings, Inc. at $.01 per share (B)                  6,676 shs.          *         201,655            --
                                                                                                    -------------   -------------
*10/24/96 and 08/28/98.                                                                                 1,960,217            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
DUNCAN SYSTEMS, INC.
A DISTRIBUTOR OF WINDSHIELDS AND SIDE GLASS FOR THE RECREATIONAL VEHICLE MARKET.
10% Senior Secured Term Note due 2013                                    $     308,571   11/01/06   $     303,942   $     307,084
13% Senior Subordinated Note due 2014                                    $     488,572   11/01/06         438,009         485,689
Common Stock (B)                                                          102,857 shs.   11/01/06         102,857         154,873
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       32,294 shs.   11/01/06          44,663          48,626
                                                                                                    -------------   -------------
                                                                                                          889,471         996,272
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A FRANCHISER OF A VARIETY OF HOME REPAIR SERVICES.
Common Stock (B)                                                            3,656 shs.          *         365,600         560,855
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,077 shs.   10/30/03          98,719         165,159
                                                                                                    -------------   -------------
*10/30/03 and 01/02/04.                                                                                   464,319         726,014
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A MANUFACTURER OF PRE-FILLED SYRINGES AND PUMP SYSTEMS USED FOR INTRAVENOUS DRUG DELIVERY.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           11 shs.   06/28/04          40,875          97,932
                                                                                                    -------------   -------------
ELECTRA BICYCLE COMPANY LLC
A DESIGNER AND MARKETER OF BRANDED LEISURE BICYCLES.
10.5% Senior Secured Term Note A due 2009                                $      72,875   04/12/07          71,417          72,516
10.5% Senior Secured Term Note B due 2012                                $     404,453   04/12/07         397,519         400,789
12% Senior Secured Term Note C due 2012                                  $     291,498   04/12/07         271,410         286,489
Limited Liability Company Unit Series F                                    36,913 uts.   04/12/07          36,913          35,068
Limited Liability Company Unit Series G (B)                                 2,852 uts.   04/12/07           2,852           2,709
                                                                                                    -------------   -------------
                                                                                                          780,111         797,571
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A MANUFACTURER AND DISTRIBUTOR OF BRANDED NATURAL MEDICINES AND NUTRITIONAL SUPPLEMENTS.
Limited Partnership Interest (B)                                            0.70% int.   03/30/00         281,250          72,070
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                       15,415 shs.   03/30/00         135,000          45,233
                                                                                                    -------------   -------------
                                                                                                          416,250         117,303
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A DESIGNER AND MANUFACTURER OF CONSOLES AND CONTROL CENTER SYSTEMS.
Common Stock                                                               45,000 shs.   05/06/04               6         534,195
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A NATIONAL PROVIDER OF CUSTOMIZED DISEASE MANAGEMENT SERVICES TO LARGE SELF-INSURED EMPLOYERS.
12% Senior Subordinated Note due 2014                                    $   1,265,625   06/01/06       1,184,234       1,274,077
Preferred Unit (B)                                                             84 uts.   06/01/06          83,524          83,530
Common Unit (B)                                                               844 uts.   06/01/06             844          73,097
Common Unit Class B (B)                                                       734 uts.   06/01/06          64,779          63,548
                                                                                                    -------------   -------------
                                                                                                        1,333,381       1,494,252
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
16

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
FLUTES, INC.
AN INDEPENDENT MANUFACTURER OF MICRO FLUTED CORRUGATED SHEET MATERIAL FOR THE FOOD AND CONSUMER PRODUCTS PACKAGING INDUSTRIES.
10% Senior Secured Term Note due 2013                                    $     524,791   04/13/06   $     516,919   $     524,368
14% Senior Subordinated Note due 2014                                    $     317,177   04/13/06         286,706         317,307
Common Stock (B)                                                           62,535 shs.   04/13/06          62,535          29,025
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       17,680 shs.   04/13/06          27,676           8,206
                                                                                                    -------------   -------------
                                                                                                          893,836         878,906
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A PROVIDER OF SITE DEVELOPMENT SERVICES TO RESIDENTIAL HOMEBUILDERS AND DEVELOPERS IN THE RALEIGH/DURHAM REGION OF NORTH CAROLINA.
12% Senior Subordinated Note due 2013                                    $   1,252,174   02/03/06       1,143,612       1,207,433
Common Stock (B)                                                               98 shs.   02/03/06          97,826          56,794
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          135 shs.   02/03/06         110,348          78,129
                                                                                                    -------------   -------------
                                                                                                        1,351,786       1,342,356
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
AN INDEPENDENT NORTH AMERICAN SUPPLIER OF FUEL TANKS FOR A WIDE VARIETY OF COMMERCIAL VEHICLES.
12% Senior Subordinated Note due 2014                                    $   1,237,500   01/31/06       1,159,203       1,146,751
Common Stock (B)                                                          112,500 shs.   01/31/06         112,500          22,500
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       73,275 shs.   01/31/06          63,113          14,655
                                                                                                    -------------   -------------
                                                                                                        1,334,816       1,183,906
                                                                                                    -------------   -------------
GOLDEN COUNTRY FOODS HOLDING, INC.
A MANUFACTURER OF FROZEN APPETIZERS AND SNACKS.
12% Senior Subordinated Note due 2015                                    $   1,012,500   11/01/07         914,607       1,005,457
8% Series A Convertible, cumulative Preferred Stock,
  convertible into 4.25% of the fully diluted common shares                77,643 shs.   11/01/07          77,643          73,761
                                                                                                    -------------   -------------
                                                                                                          992,250       1,079,218
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A DESIGNER, MANUFACTURER, AND IMPORTER OF PROMOTIONAL AND WOOD FURNITURE.
12% Senior Subordinated Note due 2013                                    $   1,170,000   02/10/06       1,084,725         585,000
Preferred Stock (B)                                                            11 shs.   09/18/07          10,714            --
Common Stock (B)                                                              180 shs.   02/10/06         180,000            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           67 shs.   02/10/06          61,875            --
                                                                                                    -------------   -------------
                                                                                                        1,337,314         585,000
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
AN ACQUIRER OF CONTROLLING OR SUBSTANTIAL INTERESTS IN MANUFACTURING AND MARKETING ENTITIES.
Series A Preferred Units (B)                                                0.30% int.   07/21/94          91,867            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
HOME DECOR HOLDING COMPANY
A DESIGNER, MANUFACTURER AND MARKETER OF FRAMED ART AND WALL DECOR PRODUCTS.
12.5% Senior Subordinated Note due 2012                                  $   1,081,731          *   $   1,002,911   $   1,086,480
Common Stock (B)                                                               33 shs.          *          33,216          39,838
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          106 shs.          *         105,618         126,661
                                                                                                    -------------   -------------
*06/30/04 and 08/19/04.                                                                                 1,141,745       1,252,979
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A THIRD PARTY ADMINISTRATOR PROVIDING AUTO AND PROPERTY CLAIM ADMINISTRATION SERVICES FOR INSURANCE COMPANIES.
Common Stock                                                                   37 shs.   02/27/07           1,100            --
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share                                               11 shs.   02/27/07             324            --
                                                                                                    -------------   -------------
                                                                                                            1,424            --
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A MANUFACTURER OF STEEL PROTECTIVE COMPUTER AND NETWORK SYSTEMS FOR THE INDUSTRIAL AND OFFICE ENVIRONMENTS.
12% Senior Secured Note due 2008 (D)                                     $      25,055   03/01/04               1            --
Common Stock (B)                                                              130 shs.   06/01/00         149,500            --
                                                                                                    -------------   -------------
                                                                                                          149,501            --
                                                                                                    -------------   -------------
JASON, INC.
A DIVERSIFIED MANUFACTURING COMPANY SERVING VARIOUS INDUSTRIAL MARKETS.
13% Senior Subordinated Note due 2010                                    $     510,187   08/04/00         483,194         501,545
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        1.30% int.   08/03/00         469,245         424,886
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       26,931 shs.   08/04/00          61,101          85,329
                                                                                                    -------------   -------------
                                                                                                        1,013,540       1,011,760
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A MANUFACTURER OF SAFETY PRODUCTS SUCH AS STORAGE CABINETS AND CONTAINERS.
12% Senior Subordinated Note due 2011                                    $     843,750   12/15/04         806,517         852,188
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          594 shs.   12/15/04          53,528         131,999
                                                                                                    -------------   -------------
                                                                                                          860,045         984,187
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A MANUFACTURER OF PREMIUM DISPOSABLE TABLEWARE PRODUCTS SERVING BOTH THE FOODSERVICE AND CONSUMER CHANNELS.
14% Senior Subordinated Note due 2014                                    $   1,233,173   10/15/07       1,208,510       1,234,184
Common Stock (B)                                                          116,827 shs.   10/15/07         116,827         110,986
                                                                                                    -------------   -------------
                                                                                                        1,325,337       1,345,170
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A DESIGNER, MANUFACTURER AND MARKETER OF PRODUCTS FOR THE CUSTOM FRAMING MARKET.
13.5% Senior Subordinated Note due 2013                                  $   1,305,062   05/25/06       1,247,285       1,318,375
Common Stock (B)                                                           71,053 shs.   05/25/06          71,053          67,557
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,600 shs.   05/25/06          37,871          41,455
                                                                                                    -------------   -------------
                                                                                                        1,356,209       1,427,387
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
K W P I HOLDINGS CORPORATION
A MANUFACTURER AND DISTRIBUTOR OF VINYL WINDOWS AND PATIO DOORS THROUGHOUT THE NORTHWESTERN UNITED STATES.
12% Senior Subordinated Note due 2014                                    $   1,227,000   03/14/07   $   1,123,038   $   1,204,110
Common Stock (B)                                                              123 shs.   03/13/07         123,000         116,850
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                           89 shs.   03/14/07          85,890               1
                                                                                                    -------------   -------------
                                                                                                        1,331,928       1,320,961
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A MANUFACTURER OF INSTRUMENTATION FOR LIQUID AND BULK SOLIDS LEVEL DETECTION FOR PROCESS AND STORAGE TANKS.
14% Senior Secured Tranche B Note due 2015                               $   1,157,143   12/20/07       1,136,314       1,148,981
Preferred Stock (B)                                                       192,314 shs.   12/20/07         192,314         182,698
Common Stock (B)                                                           54,326 shs.   12/20/07             543             543
                                                                                                    -------------   -------------
                                                                                                        1,329,171       1,332,222
                                                                                                    -------------   -------------
MAGNATECH INTERNATIONAL, INC.
A SUPPLIER OF PROCESS EQUIPMENT AND RELATED PARTS USED IN THE MANUFACTURING OF MEDIUM AND HIGH-PRESSURE REINFORCED HOSES.
12% Senior Subordinated Note due 2014                                    $     618,750   04/05/06         578,768         626,014
13% Preferred Stock (B)                                                       299 shs.   04/05/06         299,295         338,209
Common Stock (B)                                                               66 shs.   04/05/06          66,202         217,095
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            7 shs.   04/05/06           6,832          22,398
                                                                                                    -------------   -------------
                                                                                                          951,097       1,203,716
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A PROVIDER OF MAIL PROCESSING AND HANDLING SERVICES, LETTERSHOP SERVICES, AND COMMERCIAL PRINTING SERVICES.
12.5% Senior Subordinated Note due 2014                                  $     516,177   05/04/07         483,072         513,746
Limited Liability Company Unit (B)                                         12,176 uts.   05/04/07         158,824         150,883
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        1,787 shs.   05/04/07          22,781              18
                                                                                                    -------------   -------------
                                                                                                          664,677         664,647
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A MANUFACTURER OF CAPSULES THAT COVER THE CORK AND NECK OF WINE BOTTLES.
9.73% Senior Secured Tranche A Note due 2010 (C)                         $     286,891   09/03/04         286,891         285,982
12% Senior Secured Tranche B Note due 2011                               $     179,104   09/03/04         164,308         176,380
Limited Partnership Interest (B)                                            4.48% int.   09/03/04          33,582          22,960
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          243 shs.   09/03/04          22,556          16,589
                                                                                                    -------------   -------------
                                                                                                          507,337         501,911
                                                                                                    -------------   -------------
MICROGROUP, INC.
A MANUFACTURER OF PRECISION PARTS AND ASSEMBLIES, AND A VALUE-ADDED SUPPLIER OF METAL TUBING AND BARS.
12% Senior Subordinated Note due 2013                                    $   1,421,795          *       1,345,547       1,421,234
Common Stock (B)                                                              238 shs.          *         238,000         159,028
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           87 shs.          *          86,281          58,005
                                                                                                    -------------   -------------
*08/12/05 and 09/11/06.                                                                                 1,669,828       1,638,267
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
MOMENTUM HOLDING CO.
A DESIGNER AND SUPPLIER OF UPHOLSTERY FABRIC TO COMMERCIAL FURNITURE MANUFACTURERS AND ARCHITECTURAL AND DESIGN FIRMS.
12% Senior Subordinated Note due 2014                                    $     618,802   08/04/06   $     555,603   $     631,178
Limited Partnership Interest (B)                                           11.24% int.   08/04/06          56,198          87,773
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          586 shs.   08/04/06          56,705          91,494
                                                                                                    -------------   -------------
                                                                                                          668,506         810,445
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A DESIGNER AND MANUFACTURER OF A BROAD LINE OF GAS, WOOD, AND ELECTRIC HEARTH PRODUCTS AND ACCESSORIES.
12% Senior Subordinated Note due 2014                                    $   1,350,000   03/31/06       1,259,338       1,280,787
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           81 shs.   03/31/06          73,125               1
                                                                                                    -------------   -------------
                                                                                                        1,332,463       1,280,788
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A MANUFACTURER OF HIGHLY ENGINEERED METAL FABRICATED COMPONENTS.
12% Senior Subordinated Note due 2014                                    $   1,292,246   08/25/06       1,194,861       1,190,012
Common Stock (B)                                                           57,754 shs.   08/25/06          57,754            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       91,923 shs.   08/25/06          79,380            --
                                                                                                    -------------   -------------
                                                                                                        1,331,995       1,190,012
                                                                                                    -------------   -------------
MOSS, INC.
A MANUFACTURER AND DISTRIBUTOR OF LARGE DISPLAY AND EXHIBIT STRUCTURES.
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          19.20% int.          *         199,301         344,456
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          122 shs.   12/21/05          20,941          21,088
                                                                                                    -------------   -------------
*09/20/00, 05/23/02 and 02/21/07.                                                                         220,242         365,544
                                                                                                    -------------   -------------
NABCO, INC.
A PRODUCER OF EXPLOSIVE CONTAINMENT VESSELS IN THE UNITED STATES.
14% Senior Subordinated Note due 2014                                    $     352,389   02/24/06         326,397         176,195
Limited Liability Company Unit (B)                                            437 uts.          *         436,984            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           26 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
*02/24/06 and 06/22/07.                                                                                   783,068         176,195
                                                                                                    -------------   -------------
NAVIS GLOBAL
A DESIGNER, MANUFACTURER, SELLER AND SERVICER OF FINISHING MACHINERY FOR THE KNIT AND WOVEN SEGMENTS OF THE GLOBAL TEXTILE INDUSTRY.
12% Senior Subordinated Note due 2014                                    $     705,457   05/28/04         650,065         695,800
8.75% Senior Secured Note due 2011                                       $     327,497   05/28/04         327,497         326,259
Common Stock (B)                                                          385,233 shs.   05/28/04         385,233            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      116,521 shs.   05/28/04          74,736            --
                                                                                                    -------------   -------------
                                                                                                        1,437,531       1,022,059
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
20

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
NESCO HOLDINGS CORPORATION
A SALES AND LEASING COMPANY THAT PROVIDES EQUIPMENT TO THE ELECTRIC UTILITY, TELECOMMUNICATIONS, AND VARIOUS OTHER INDUSTRIES.
12% Senior Subordinated Note due 2015                                    $   1,125,000   08/02/07   $     999,658   $   1,117,327
Common Stock (B)                                                          225,000 shs.   08/02/07         225,000         213,750
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       63,191 shs.   08/02/07         102,842             632
                                                                                                    -------------   -------------
                                                                                                        1,327,500       1,331,709
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A MANUFACTURER OF POWDER METAL AND METAL INJECTION MOLDED PRECISION COMPONENTS USED IN INDUSTRIAL, CONSUMER, AND OTHER APPLICATIONS.
12% Senior Subordinated Note due 2014                                    $     810,000   02/02/07         745,713         754,623
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                               540 uts.   02/01/07         540,000         486,000
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           48 shs.   02/02/07          48,087            --
                                                                                                    -------------   -------------
                                                                                                        1,333,800       1,240,623
                                                                                                    -------------   -------------
NONNI'S FOOD COMPANY
A PRODUCER AND DISTRIBUTOR OF PREMIUM BISCOTTI AND BAGEL CHIPS IN NORTH AMERICA.
12.25% Senior Subordinated Note due 2012                                 $     986,538   03/29/04         982,661       1,002,784
10% Preferred Stock (B)                                                       135 shs.   03/29/04         135,044         137,123
Common Stock (B)                                                            3,418 shs.   03/29/04           3,418         141,285
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        4,565 shs.   03/29/04           3,877         188,683
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,469,875
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A SUPPLIER OF ENGINEERED PLASTIC COMPONENTS FOR THE AUTOMOTIVE INDUSTRY.
9% Senior Secured Note due 2009                                          $     464,286   01/28/02         464,286         441,072
11.5% Senior Subordinated Note due 2012                                  $     857,143   01/28/02         808,625         642,857
Common Stock (B)                                                          178,571 shs.   01/28/02         178,571            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      138,928 shs.   01/28/02          92,597            --
                                                                                                    -------------   -------------
                                                                                                        1,544,079       1,083,929
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
DESIGNS, ENGINEERS AND ASSEMBLES HIGH PRECISION AUTOMATED PROCESS EQUIPMENT FOR THE MEDICAL DEVICE INDUSTRY, WITH A FOCUS ON
DEFIBRILLATORS AND STENTS.
10% Senior Secured Note due 2012                                         $     323,115   01/03/06         318,268         322,647
13% Senior Subordinated Note due 2013                                    $     392,709   01/03/06         354,816         392,407
Common Stock (B)                                                          184,176 shs.   01/03/06         184,176         117,607
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,073 shs.   01/03/06          35,900          27,505
                                                                                                    -------------   -------------
                                                                                                          893,160         860,166
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
OLYMPIC SALES, INC.
A BOAT RETAILER IN WASHINGTON STATE, OREGON, CALIFORNIA AND BRITISH COLUMBIA.
12% Senior Subordinated Note due 2008                                    $     511,000   08/07/98   $     511,000   $     504,437
12% Senior Subordinated Note due 2008                                    $     244,154   02/09/00         242,972         243,442
Limited Partnership Interest of Riverside VIII, VIII-A and
  VIII-B Holding Company, L.P.                                             10.66% int.          *         808,386            --
Warrants, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       15,166 shs.         **         206,041            --
                                                                                                    -------------   -------------
*08/07/98, 02/23/99, 12/22/99 and 02/25/03. **08/07/98 and 02/29/00.                                    1,768,399         747,879
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A MANUFACTURER OF ALL-WHEEL DRIVE, OFF-ROAD AMPHIBIOUS VEHICLES AND RELATED ACCESSORIES.
13% Senior Subordinated Note due 2013                                    $   1,047,115   01/17/06         955,158       1,047,115
Limited Liability Company Unit (B)                                          1,942 uts.   01/17/06         302,885         674,426
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          328 shs.   01/17/06          90,424         113,868
                                                                                                    -------------   -------------
                                                                                                        1,348,467       1,835,409
                                                                                                    -------------   -------------
P A S HOLDCO LLC
AN INDEPENDENT PROVIDER OF MAINTENANCE, REPAIR AND OVERHAUL SERVICES TO THE AEROSPACE GAS TURBINE ENGINE AND AIRFRAME MARKETS.
14% Senior Subordinated Note due 2014                                    $   1,176,469   07/03/06       1,121,168       1,199,999
Preferred Unit (B)                                                            202 uts.   07/03/06         202,320         226,598
Preferred Unit (B)                                                             36 uts.   07/03/06          36,420          40,790
Common Unit Class I (B)                                                        78 uts.   07/03/06            --            91,998
Common Unit Class L (B)                                                        17 uts.   07/03/06            --            19,435
                                                                                                    -------------   -------------
                                                                                                        1,359,908       1,578,820
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A MANUFACTURER OF PLASTIC FILM AND BAGS FOR THE GENERAL INDUSTRIAL, MEDICAL, AND FOOD INDUSTRIES.
12% Senior Subordinated Note due 2013                                    $   1,215,000   03/31/06       1,142,340       1,239,300
Preferred Stock (B)                                                            19 shs.   03/31/06         174,492         201,294
Common Stock (B)                                                               12 shs.   03/31/06          13,500          25,537
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                            7 shs.   03/31/06           5,888          14,860
                                                                                                    -------------   -------------
                                                                                                        1,336,220       1,480,991
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A MANUFACTURER OF RUGGED, MOBILE LIQUID AND GASEOUS OXYGEN AND NITROGEN GENERATING SYSTEMS USED IN THE GLOBAL DEFENSE, OIL & GAS AND
MEDICAL SECTORS.
12% Senior Subordinated Note due 2012                                    $     690,683   04/27/07         632,752         672,740
Limited Liability Company Unit (B)                                        928,962 uts.   04/27/07          33,477          31,771
                                                                                                    -------------   -------------
                                                                                                          666,229         704,511
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A MANUFACTURER OF PLASTIC BOTTLES AND CLOSURES FOR THE NUTRITIONAL, PHARMACEUTICAL, PERSONAL CARE AND FOOD PACKAGING MARKETS.
12% Senior Subordinated Note due 2008                                    $   1,125,000   12/19/00       1,097,731       1,123,650
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            1.28% int.   12/21/00         140,625         155,239
                                                                                                    -------------   -------------
                                                                                                        1,238,356       1,278,889
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
POSTLE ALUMINUM COMPANY LLC
A MANUFACTURER AND DISTRIBUTOR OF ALUMINUM EXTRUDED PRODUCTS.
12% Senior Subordinated Note due 2014                                    $   1,080,000   10/02/06   $   1,004,058   $   1,103,884
Limited Liability Company Unit (B)                                            733 uts.   10/02/06         270,000         271,022
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          182 shs.   10/02/06          65,988          67,408
                                                                                                    -------------   -------------
                                                                                                        1,340,046       1,442,314
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A PRODUCER OF BOVINE ARTIFICIAL INSEMINATION PRODUCTS, RELATED BREEDING AND HEALTHCARE PRODUCTS AND SPECIALTY GENETICS SOLD TO THE
DAIRY AND BEEF INDUSTRIES.
9.8% Redeemable Exchangeable Preferred Stock (B)                              332 shs.   08/12/94          33,217            --
Common Stock (B)                                                              867 shs.          *          42,365            --
                                                                                                    -------------   -------------
*08/12/94 and 11/14/01.                                                                                    75,582            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A DISTRIBUTOR OF AFTERMARKET AUTOMOTIVE BRAKE AND CHASSIS PRODUCTS.
12% Senior Subordinated Note due 2012                                    $     937,500   05/28/04         809,820         921,930
Common Stock                                                              187,500 shs.   05/28/04         187,500          68,110
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share                                          199,969 shs.   05/28/04         199,969          72,639
                                                                                                    -------------   -------------
                                                                                                        1,197,289       1,062,679
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A PROVIDER OF FOODSERVICE EQUIPMENT AND SUPPLIES TO MAJOR RESTAURANT CHAINS AND THEIR FRANCHISEES.
Limited Partnership Interest (B)                                            4.90% int.   07/09/04               1            --
                                                                                                    -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A DESIGNER AND MANUFACTURER OF WOMEN'S SWIMWEAR SOLD UNDER A VARIETY OF LICENSED BRAND NAMES.
12.5% Senior Subordinated Note due 2014                                  $   1,200,277   12/15/06       1,106,662       1,224,283
Limited Liability Company Unit (B)                                          1,497 uts.   12/15/06         149,723         161,538
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            2 shs.   12/15/06          69,609          76,229
                                                                                                    -------------   -------------
                                                                                                        1,325,994       1,462,050
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A MANUFACTURER OF BONDED ABRASIVE AND SUPER ABRASIVE GRINDING WHEELS IN THE UNITED STATES.
12% Senior Subordinated Note due 2014                                    $   1,196,809   02/10/06       1,119,163       1,232,713
Common Stock (B)                                                          153,191 shs.   02/10/06         153,191         187,207
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       69,647 shs.   02/10/06          63,421          85,112
                                                                                                    -------------   -------------
                                                                                                        1,335,775       1,505,032
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A MANUFACTURER AND DISTRIBUTOR OF ACRYLIC AND CULTURED MARBLE BATHROOM PRODUCTS.
12.5% Senior Subordinated Note due 2011                                  $     562,500   11/14/03         522,278         567,966
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           74 shs.   11/14/03          65,089          84,722
                                                                                                    -------------   -------------
                                                                                                          587,367         652,688
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A MANUFACTURER OF VERTICAL PANEL SAWS AND ROUTERS FOR THE WOOD WORKING INDUSTRY.
Class B Common Stock (B)                                                      846 shs.   06/02/99   $     146,456   $     736,270
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A MANUFACTURER OF SPORTING FIREARMS.
12% Senior Subordinated Note due 2012                                    $     814,655   09/10/04         771,030         830,948
Common Stock (B)                                                              324 shs.          *         340,378         623,194
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           71 shs.   09/10/04          60,129         136,064
                                                                                                    -------------   -------------
*09/10/04 and 10/05/07.                                                                                 1,171,537       1,590,206
                                                                                                    -------------   -------------
SMART SOURCE HOLDINGS LLC
A SHORT-TERM COMPUTER RENTAL COMPANY.
12% Senior Subordinated Note due 2015                                    $   1,038,462   08/31/07         943,515       1,033,872
Limited Liability Company Unit (B)                                            312 uts.   08/31/07         311,538         295,963
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           76 shs.   08/31/07          76,154               1
                                                                                                    -------------   -------------
                                                                                                        1,331,207       1,329,836
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A MANUFACTURER AND DISTRIBUTOR OF BRANDED MEAT PRODUCTS.
Limited Partnership Interest of MHD Holdings LLC                            0.76% int.   08/29/00         363,576            --
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A DESIGNER AND MARKETER OF HIGH AND MID-PRICED DECORATIVE CARPETS AND RUGS.
12.13% Senior Subordinated Note due 2014                                 $   1,185,366   08/01/06       1,117,440       1,193,510
Common Stock (B)                                                              165 shs.   08/01/06         164,634         197,621
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           55 shs.   08/01/06          49,390          65,818
                                                                                                    -------------   -------------
                                                                                                        1,331,464       1,456,949
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A PROVIDER OF KITCHEN AND RESTAURANT DESIGN, EQUIPMENT FABRICATION AND INSTALLATION SERVICES.
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       61,862 shs.   01/14/00         382,501            --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A MANUFACTURER OF HOT RUNNER SYSTEMS USED IN THE PLASTIC INJECTION MOLDING PROCESS.
Limited Liability Company Unit (B)                                        150,000 uts.   08/20/03          33,462           7,465
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       45,942 shs.   08/21/03          10,249          10,249
                                                                                                    -------------   -------------
                                                                                                           43,711          17,714
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A MANUFACTURER OF RAIL TIES AND PROVIDES SPECIALTY SERVICES TO THE NORTH AMERICAN RAILROAD INDUSTRY.
13% Senior Subordinated Note due 2013                                    $   1,173,909   10/14/05       1,023,086       1,173,909
Common Stock (B)                                                            1,167 shs.   10/14/05           1,167         502,946
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          618 shs.   10/14/05         155,860         266,342
                                                                                                    -------------   -------------
                                                                                                        1,180,113       1,943,197
                                                                                                    -------------   -------------

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24

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
TERRA RENEWAL SERVICES, INC.
A PROVIDER OF WASTEWATER RESIDUAL MANAGEMENT AND REQUIRED ENVIRONMENTAL REPORTING, PERMITTING, NUTRIENT MANAGEMENT PLANNING AND
RECORD KEEPING TO COMPANIES INVOLVED IN POULTRY AND FOOD PROCESSING.
9.25% Senior Secured Tranche B Note due 2012 (C)                         $     868,863          *   $     865,646   $     869,541
12% Senior Subordinated Note due 2014                                    $     664,062         **         633,855         668,625
Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P.                                             2.30% int.   03/01/05          66,448         228,526
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           41 shs.   04/28/06          34,627          39,842
                                                                                                    -------------   -------------
*04/28/06 and 12/21/06. **04/28/06 and 09/13/06.                                                        1,600,576       1,806,534
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A CONTRACTOR SPECIALIZING IN THE SALES AND INSTALLATION OF ENGINEERED DRYWELLS FOR THE RETENTION AND FILTRATION OF STORMWATER AND
NUISANCE WATER FLOW.
12.5% Senior Subordinated Note due 2013                                  $   1,185,366   10/26/07       1,113,016       1,187,772
8% Convertible Preferred Stock                                                219 shs.   10/26/07         219,203         208,240
                                                                                                    -------------   -------------
                                                                                                        1,332,219       1,396,012
                                                                                                    -------------   -------------
TOTAL EQUIPMENT & SERVICE, INC.
A MANUFACTURER OF A WIDE VARIETY OF EQUIPMENT USED IN THE OIL AND GAS INDUSTRY.
10.5% Senior Secured Term Note due 2013                                  $     486,487   03/02/07         479,190         485,616
13% Senior Subordinated Note due 2014                                    $     341,971   03/02/07         280,347         341,032
Common Stock (B)                                                           71,542 shs.   03/02/07          71,542          67,965
Warrant, exercisable until 2014 to purchase
  common stock at $.01 per share (B)                                       19,733 shs.   03/02/07          54,784             197
                                                                                                    -------------   -------------
                                                                                                          885,863         894,810
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A PRODUCER OF COMMERCIAL AND INDUSTRIAL SUPPLIES, SUCH AS SAFETY PRODUCTS, JANITORIAL SUPPLIES, WORK APPAREL, WASHROOM AND RESTROOM
SUPPLIES AND SANITARY CARE PRODUCTS.
13% Senior Subordinated Note due 2009                                    $   1,356,000   02/05/98       1,309,924       1,356,000
Common Stock (B)                                                              315 shs.   02/04/98         315,000         161,768
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          222 shs.   02/05/98         184,416         114,008
                                                                                                    -------------   -------------
                                                                                                        1,809,340       1,631,776
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A DESIGNER, IMPORTER, AND WHOLESALER OF HOME DECOR AND SEASONAL GIFT PRODUCTS.
12% Senior Subordinated Note due 2015                                    $     938,651   10/31/07         873,703         937,247
Common Stock (B)                                                              110 shs.   10/31/07         110,430         104,909
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           50 shs.   10/31/07          46,380               1
                                                                                                    -------------   -------------
                                                                                                        1,030,513       1,042,157
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A DISTRIBUTOR OF AFTERMARKET AUTOMOTIVE TRANSMISSION PARTS.
12% Senior Subordinated Note due 2013                                    $     918,000   08/31/05         884,194         945,540
Common Stock (B)                                                              571 shs.          *         570,944         667,510
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           46 shs.   08/31/05          41,021          53,196
                                                                                                    -------------   -------------
*08/31/05 and 04/30/07.                                                                                 1,496,159       1,666,246
                                                                                                    -------------   -------------

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                                                                                                                               25

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
TRONAIR, INC.
A DESIGNER, ENGINEER AND MANUFACTURER OF GROUND SUPPORT EQUIPMENT FOR THE BUSINESS, COMMUTER AND COMMERCIAL AVIATION MARKETS.
10.5% Senior Secured Term Note due 2008                                  $     225,806   01/20/00   $     225,806   $     225,812
12% Senior Subordinated Note due 2010                                    $     758,100   01/20/00         743,786         758,626
Common Stock (B)                                                          129,960 shs.   01/20/00         129,960         727,978
Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                                        148,911 shs.   01/20/00          56,316         834,133
                                                                                                    -------------   -------------
                                                                                                        1,155,868       2,546,549
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A DESIGNER AND MANUFACTURER OF ACCESSORIES FOR HEAVY AND MEDIUM DUTY TRUCKS, PRIMARILY DUMP BODIES, HOISTS, VARIOUS FORMS OF
FLAT-BED BODIES, LANDSCAPE BODIES AND OTHER ACCESSORIES.
12% Senior Subordinated Note due 2013                                    $   1,222,698          *       1,148,723       1,192,784
Common Stock (B)                                                              393 shs.          *         423,985         277,121
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           81 shs.          *          84,650          57,230
                                                                                                    -------------   -------------
*07/19/05 and 12/22/05.                                                                                 1,657,358       1,527,135
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A MANUFACTURER AND DISTRIBUTOR OF INTERIOR DOORS.
12.5% Senior Subordinated Note due 2010                                  $     450,000   04/11/03         432,339         454,500
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        3,060 shs.   04/11/03          44,432         116,119
                                                                                                    -------------   -------------
                                                                                                          476,771         570,619
                                                                                                    -------------   -------------
U-LINE CORPORATION
A MANUFACTURER OF HIGH-END, BUILT-IN, UNDERCOUNTER ICE MAKING, WINE STORAGE AND REFRIGERATION APPLIANCES.
12.5% Senior Subordinated Note due 2012                                  $     996,500   04/30/04         919,097         991,550
Common Stock (B)                                                               96 shs.   04/30/04          96,400          75,821
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          122 shs.   04/30/04         112,106          95,956
                                                                                                    -------------   -------------
                                                                                                        1,127,603       1,163,327
                                                                                                    -------------   -------------
VICTORY VENTURES LLC
AN ACQUIRER OF CONTROLLING OR SUBSTANTIAL INTERESTS IN OTHER ENTITIES.
Series A Preferred Units                                                         1 ut.   12/02/96             236            --
                                                                                                    -------------   -------------
VISIONEERING, INC.
A DESIGNER AND MANUFACTURER OF TOOLING AND FIXTURES FOR THE AEROSPACE INDUSTRY.
10.5% Senior Secured Term Loan due 2013                                  $     458,824   05/17/07         451,942         460,126
13% Senior Subordinated Note due 2014                                    $     370,588   05/17/07         333,332         375,534
Common Stock (B)                                                           70,588 shs.   05/17/07          70,588          67,059
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       20,003 shs.   05/17/07          31,460             200
                                                                                                    -------------   -------------
                                                                                                          887,322         902,919
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
26

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                        Principal Amount
                                                                        Shares, Units or
                                                                           Ownership    Acquisition
CORPORATE RESTRICTED SECURITIES: (A) CONTINUED                             Percentage      Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
VITALITY FOODSERVICE, INC.
A NON-CARBONATED BEVERAGE DISPENSING COMPANY FOCUSED ON THE FOODSERVICE INDUSTRY.
15% Senior Subordinated Note due 2011                                    $   1,157,670   09/24/04   $   1,076,461   $   1,041,900
Common Stock (B)                                                           14,006 shs.          *         140,064          84,634
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,593 shs.   09/24/04          98,938          76,096
                                                                                                    -------------   -------------
*09/24/04 and 12/22/06.                                                                                 1,315,463       1,202,630
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A MANUFACTURER OF SPECIALTY PACKAGING, PRIMARILY ENVELOPES AND TAGS USED ON TEA BAGS.
12.5% Senior Subordinated Note due 2012                                  $     900,000   07/19/04         785,152         810,000
14.5% PIK Note due 2010                                                         56,250   06/30/07          51,402          50,625
Limited Liability Company Unit Class A (B)                                219,375 uts.   07/19/04         219,375            --
Limited Liability Company Unit Class B (B)                                 96,848 uts.   07/19/04          96,848            --
                                                                                                    -------------   -------------
                                                                                                        1,152,777         860,625
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A PRODUCER OF PREMIUM QUALITY MEAT DOG TREATS.
14% Senior Subordinated Note due 2014                                    $   1,126,243   11/15/07       1,103,718       1,117,998
Limited Liability Company Unit Class B (B)                                    224 uts.   11/15/07         223,757         212,572
Limited Liability Company Unit Class C (B)                                    224 uts.   11/15/07            --                 2
                                                                                                    -------------   -------------
                                                                                                        1,327,475       1,330,572
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A PROVIDER OF BRANDED WORKWEAR AND SPORTING GOODS APPAREL.
Limited Partnership Interest                                                0.20% int.   07/12/04           1,974          11,480
Common Stock (B)                                                            2,133 shs.   12/21/07            --            12,406
                                                                                                    -------------   -------------
                                                                                                            1,974          23,886
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A MANUFACTURER OF SEMI-CUSTOM KITCHEN AND BATH CABINETRY.
12.13% Senior Subordinated Note due 2014                                 $     911,250   11/30/06         850,851         876,358
Common Stock (B)                                                              101 shs.   11/30/06         101,250          91,125
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           51 shs.   11/30/06          45,790               1
                                                                                                    -------------   -------------
                                                                                                          997,891         967,484
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A DIRECT MARKETER SPECIALIZING IN PROVIDING ADVERTISERS WITH ACCESS TO CONSUMERS IN THE WORKPLACE.
13% Senior Subordinated Note due 2015                                    $     613,692   05/14/07         559,053         607,451
Limited Partnership Interest (B)                                           12.26% int.   05/14/07          61,308          58,243
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           47 shs.   05/14/07          44,186            --
                                                                                                    -------------   -------------
                                                                                                          664,547         665,694
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS (E)                                                                92,832,456      94,407,034
                                                                                                    -------------   -------------


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                                                                                                                               27

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                  RATE        DATE         AMOUNT           COST         FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 4.60%:(A)
BONDS - 4.60%
Bristow Group, Inc.                                            7.500%    09/15/17    $     75,000    $     75,000    $     75,375
Charter Communications Op LLC                                  8.000     04/30/12         750,000         736,875         723,750
Compucom Systems, Inc.                                        12.500     10/01/15         670,000         647,534         654,925
Douglas Dynamics LLC                                           7.750     01/15/12         325,000         326,335         281,125
G F S I, Inc. (C)                                             10.500     06/01/11         375,000         340,343         356,250
Intergen NV                                                    9.000     06/30/17         375,000         371,959         394,688
Packaging Dynamics Corporation of America                     10.000     05/01/16       1,200,000       1,199,327       1,056,000
Penhall International                                         12.000     08/01/14         325,000         333,079         302,250
Quebecor Media, Inc.                                           7.750     03/15/16         575,000         550,877         553,438
Ryerson, Inc.                                                 12.000     11/01/15          30,000          30,000          29,625
Snoqualmie Entertainment Authority                             9.125     02/01/15         250,000         244,063         240,625
Steel Dynamics, Inc.                                           6.750     04/01/15         100,000         100,000          97,000
Tenneco, Inc.                                                  8.125     11/15/15          50,000          50,000          49,500
TRW Automotive, Inc.                                           7.250     03/15/17         500,000         440,000         448,750
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15         540,000         556,604         552,150

TOTAL BONDS                                                                                             6,001,996       5,815,451
                                                                                                     ------------    ------------
TOTAL RULE 144A SECURITIES                                                                              6,001,996       5,815,451
                                                                                                     ------------    ------------
TOTAL CORPORATE RESTRICTED SECURITIES                                                                $ 98,834,452    $100,222,485
                                                                                                     ------------    ------------



---------------------------------------------------------------------------------------------------------------------------------
28

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES - 25.34%:(A)                       RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 23.62%
Allied Waste NA                                                7.375%    04/15/14    $    140,000    $    141,550    $    139,650
Appleton Papers, Inc.                                          8.125     06/15/11         250,000         250,000         245,313
Aramark Corporation                                            8.500     02/01/15         100,000         100,000         101,250
Aramark Corporation (C)                                        8.411     02/01/15         100,000         100,000          97,500
Atlas Pipeline Partners                                        8.125     12/15/15         600,000         611,633         594,000
Basic Energy Services                                          7.125     04/15/16         625,000         610,043         587,500
Blockbuster, Inc. (C)                                          9.000     09/01/12         275,000         276,093         235,125
Boyd Gaming Corporation                                        7.125     02/01/16         150,000         146,625         141,750
Cablevision Systems Corporation                                8.000     04/15/12         500,000         505,760         485,000
Cincinnati Bell, Inc.                                          8.375     01/15/14         550,000         503,750         536,250
Clayton Williams Energy, Inc.                                  7.750     08/01/13         575,000         557,000         503,125
Community Health Systems, Inc.                                 8.875     07/15/15         475,000         464,276         483,906
Del Monte Corporation                                          8.625     12/15/12         200,000         200,000         201,500
Dynegy Holdings, Inc.                                          7.500     06/01/15         250,000         222,261         233,750
Dynegy Holdings, Inc.                                          8.375     05/01/16         665,000         675,847         650,038
Edison Mission Energy                                          7.750     06/15/16          35,000          35,000          36,050
Electronic Data Systems Corporation                            7.125     10/15/09         500,000         502,581         516,163
Esterline Technologies                                         7.750     06/15/13         175,000         175,000         179,375
Ford Motor Credit Co.                                          7.375     10/28/09         750,000         748,125         705,935
Ford Motor Credit Co.                                          8.000     12/15/16         375,000         358,125         320,130
Gencorp, Inc.                                                  9.500     08/15/13         130,000         130,000         131,300
General Motors Acceptance Corporation                          5.850     01/14/09         750,000         741,353         717,251
Goodyear Tire & Rubber Co.                                     7.857     08/15/11         350,000         327,250         354,375
Goodyear Tire & Rubber Co.                                     8.625     12/01/11         250,000         262,474         260,625
Goodyear Tire & Rubber Co.                                     9.000     07/01/15          64,000          65,234          67,840
GulfMark Offshore, Inc.                                        7.750     07/15/14         300,000         298,725         303,000
H C A, Inc.                                                    9.250     11/15/16         500,000         508,603         525,000
Hughes Network Systems                                         9.500     04/15/14         525,000         535,874         531,561
Idearc, Inc.                                                   8.000     11/15/16         520,000         521,094         477,100
Inergy LP                                                      8.250     03/01/16          75,000          75,000          77,625
Intelsat Bermuda Ltd.                                          9.250     06/15/16         690,000         716,657         693,450
Interline Brands, Inc.                                         8.125     06/15/14         830,000         824,237         821,700
Iron Mountain, Inc.                                            8.750     07/15/18         500,000         514,807         525,625
Koppers, Inc.                                                  9.875     10/15/13         170,000         170,000         178,925
Lear Corporation                                               8.750     12/01/16       1,000,000         950,938         910,000
Leucadia National Corporation                                  7.000     08/15/13         350,000         355,195         335,125
Liberty Media Corporation                                      5.700     05/15/13         500,000         475,805         463,206
Majestic Star Casino LLC                                       9.500     10/15/10         250,000         250,000         236,250
Manitowoc Company, Inc.                                        7.125     11/01/13         100,000         100,000          99,000
Mariner Energy, Inc.                                           8.000     05/15/17         400,000         402,642         380,500
Markwest Energy Operating Co.                                  6.875     11/01/14         550,000         532,750         523,875
Mediacom Broadband LLC                                         8.500     10/15/15         750,000         765,889         664,687

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               29

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES:(A) CONTINUED                      RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS, CONTINUED
Metaldyne Corporation (C)                                     10.000%    11/01/13    $    340,000    $    341,676    $    280,500
N R G Energy, Inc.                                             7.375     02/01/16         600,000         598,750         585,000
N T L Cable PLC                                                9.125     08/15/16         790,000         813,424         782,100
Neiman Marcus Group, Inc.                                     10.375     10/15/15         600,000         600,000         624,750
Nextel Communications, Inc.                                    7.375     08/01/15         400,000         407,680         393,847
North American Energy Partners                                 8.750     12/01/11         200,000         200,000         197,500
NOVA Chemicals Corporation (C)                                 7.863     11/15/13         515,000         511,538         481,525
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12         500,000         492,980         500,000
Offshore Logistics, Inc.                                       6.125     06/15/13         350,000         350,000         336,000
Petrohawk Energy Corporation                                   9.125     07/15/13         750,000         762,292         789,375
Pliant Corporation (C)                                        11.850     06/15/09         764,203         774,565         779,487
Quicksilver Resources, Inc.                                    7.125     04/01/16         600,000         583,125         589,500
R H Donnelley, Inc.                                            8.875     01/15/16         625,000         653,069         584,375
Rental Service Corporation                                     9.500     12/01/14         500,000         506,864         447,500
Rock-Tenn Co.                                                  8.200     08/15/11         430,000         441,181         445,050
Rogers Wireless, Inc.                                          7.500     03/15/15         560,000         594,819         612,408
Sheridan Acquisition Corporation                              10.250     08/15/11         225,000         222,001         225,000
Stewart & Stevenson LLC                                       10.000     07/15/14         750,000         770,972         753,750
Tenet Healthcare Corporation                                   6.375     12/01/11         250,000         241,250         227,500
Tenneco, Inc.                                                  8.625     11/15/14         500,000         501,192         491,250
Tesoro Petroleum Corporation                                   6.500     06/01/17         250,000         250,000         247,500
Texas Industries, Inc.                                         7.250     07/15/13          35,000          35,000          34,300
Titan International, Inc.                                      8.000     01/15/12          70,000          70,000          67,550
Transdigm, Inc.                                                7.750     07/15/14         150,000         151,385         152,250
Triton PCS, Inc.                                               8.500     06/01/13         500,000         500,000         517,500
Tube City IMS Corporation                                      9.750     02/01/15       1,000,000         992,062         900,000
United Components, Inc.                                        9.375     06/15/13         535,000         535,989         528,313
United Rentals, Inc.                                           7.750     11/15/13         325,000         325,000         282,750
Valassis Communications, Inc.                                  8.250     03/01/15          75,000          73,191          66,844
Vought Aircraft Industries                                     8.000     07/15/11         650,000         648,309         615,875
Warner Music Group Corporation                                 7.375     04/15/14         125,000         125,000          96,250
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            30,781,510      29,906,879
                                                                                                     ------------    ------------


---------------------------------------------------------------------------------------------------------------------------------
30

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES:(A) CONTINUED                      RATE        DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 1.53%
Comcast Corporation (B)                                                                    16,800    $    310,632    $    306,768
Distributed Energy Systems Corporation (B)                                                 14,000         177,078           5,600
EnerNOC, Inc. (B)                                                                          23,500         648,410       1,153,850
ITC^Deltacom, Inc. (B)                                                                     94,588         827,645         472,940
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      1,963,765       1,939,158
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.19%
Citadel Broadcasting Corporation                               1.875%    02/15/11    $    300,000         232,875         246,000
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE BONDS                                                                                   232,875         246,000
                                                                                                     ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 32,978,150    $ 32,092,037
                                                                                                     ------------    ------------
                                                             INTEREST      DUE         PRINCIPAL
SHORT TERM SECURITIES                                       RATE/YIELD*    DATE         AMOUNT           COST        MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 5.94%

Avery Dennison Corporation                                     5.605%    01/02/08    $    651,000    $    650,900    $    650,900
Computer Sciences Corporation                                  5.056     01/08/08       2,616,000       2,613,431       2,613,431
Kinder Morgan Energy Partners LP                               5.605     01/03/08       2,603,000       2,602,190       2,602,190
Textron Financial Corporation                                  5.706     01/02/08       1,659,000       1,658,737       1,658,737
                                                                                                     ------------    ------------
TOTAL SHORT-TERM SECURITIES                                                                          $  7,525,258    $  7,525,258
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             110.44%                                $139,337,860    $139,839,780
                                                              ------                                 ============    ------------
Other Assets                                                    3.93                                                    4,977,867
Liabilities                                                   (14.37)                                                 (18,192,313)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $126,625,334
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 12/31/07.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. At December 31, 2007, the value of these securities amounted to $94,407,034 or 74.56% of net assets.
*   Effective yield at purchase
PIK - Payment-in-kind

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                                                                                                                               31

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 4.88%                                                     BUILDINGS & REAL ESTATE - 1.52%
Consolidated Foundries Holdings                 $  2,085,533          K W P I Holdings Corporation                    $  1,320,961
Esterline Technologies                               179,375          Texas Industries, Inc.                                34,300
Gencorp, Inc.                                        131,300          TruStile Doors, Inc.                                 570,619
Hughes Network Systems                               531,561                                                          ------------
P A S Holdco LLC                                   1,578,820                                                             1,925,880
Transdigm, Inc.                                      152,250                                                          ------------
Visioneering, Inc.                                   902,919          CHEMICAL, PLASTICS & RUBBER - 0.74%
Vought Aircraft Industries                           615,875          Capital Specialty Plastics, Inc.                     279,466
                                                ------------          Koppers, Inc.                                        178,925
                                                   6,177,633          NOVA Chemicals Corporation                           481,525
                                                ------------                                                          ------------
AUTOMOBILE - 10.30%                                                                                                        939,916
Ford Motor Credit Co.                              1,026,065                                                          ------------
Fuel Systems Holding Corporation                   1,183,906          CONSUMER PRODUCTS - 9.31%
General Motors Acceptance Corporation                717,251          Aero Holdings, Inc.                                1,784,832
Goodyear Tire & Rubber Co.                           682,840          Augusta Sportswear Holding Co.                     2,207,087
Jason, Inc.                                        1,011,760          Bravo Sports Holding Corporation                   1,426,967
Lear Corporation                                     910,000          G F S I, Inc.                                        356,250
Metaldyne Corporation                                280,500          K N B Holdings Corporation                         1,427,387
Nyloncraft, Inc.                                   1,083,929          Momentum Holding Co.                                 810,445
Ontario Drive & Gear Ltd.                          1,835,409          R A J Manufacturing Holdings LLC                   1,462,050
Qualis Automotive LLC                              1,062,679          Royal Baths Manufacturing Company                    652,688
Tenneco, Inc.                                        540,750          The Tranzonic Companies                            1,631,776
Titan International, Inc.                             67,550          Walls Industries, Inc.                                23,886
Transtar Holding Company                           1,666,246                                                          ------------
TRW Automotive, Inc.                                 448,750                                                            11,783,368
United Components, Inc.                              528,313                                                          ------------
                                                ------------          CONTAINERS, PACKAGING & GLASS - 5.40%
                                                  13,045,948          Flutes, Inc.                                         878,906
                                                ------------          Maverick Acquisition Company                         501,911
BEVERAGE, DRUG & FOOD - 3.28%                                         P I I Holding Corporation                          1,480,991
Aramark Corporation                                  198,750          Packaging Dynamics Corporation of America          1,056,000
Del Monte Corporation                                201,500          Paradigm Packaging, Inc.                           1,278,889
Golden Country Foods Holding, Inc.                 1,079,218          Pliant Corporation                                   779,487
Nonni's Food Company                               1,469,875          Vitex Packaging Group, Inc.                          860,625
Specialty Foods Group, Inc.                             --                                                            ------------
Vitality Foodservice, Inc.                         1,202,630                                                             6,836,809
                                                ------------                                                          ------------
                                                   4,151,973          DISTRIBUTION - 1.74%
                                                ------------          Duncan Systems, Inc.                                 996,272
BROADCASTING & ENTERTAINMENT - 2.81%                                  Magnatech International, Inc.                      1,203,716
Cablevision Systems Corporation                      485,000          QualServ Corporation                                    --
Charter Communications Op LLC                        723,750          Strategic Equipment & Supply Corporation, Inc.          --
Citadel Broadcasting Corporation                     246,000                                                          ------------
Comcast Corporation                                  306,768                                                             2,199,988
Liberty Media Corporation                            463,206                                                          ------------
Mediacom Broadband LLC                               664,687          DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 5.93%
Workplace Media Holdings Co.                         665,694          A H C Holding Company, Inc.                        1,336,263
                                                ------------          Arrow Tru-Line Holdings, Inc.                        884,174
                                                   3,555,105          Douglas Dynamics LLC                                 281,125
                                                ------------          Evans Consoles, Inc.                                 534,195
                                                                      Postle Aluminum Company LLC                        1,442,314
                                                                      Radiac Abrasives, Inc.                             1,505,032
                                                                      Truck Bodies & Equipment International             1,527,135
                                                                                                                      ------------
                                                                                                                         7,510,238
                                                                                                                      ------------

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32

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE, SERVICE - 4.68%                             HOME & OFFICE FURNISHINGS, HOUSEWARES, AND DURABLE
Advanced Technologies Holdings                  $  1,336,919          CONSUMER PRODUCTS - 8.38%
Allied Waste NA                                      139,650          Connor Sport Court International, Inc.          $    529,709
CapeSuccess LLC                                        2,512          H M Holding Company                                  585,000
Diversco, Inc./DHI Holdings, Inc.                       --            Home Decor Holding Company                         1,252,979
Dwyer Group, Inc.                                    726,014          Justrite Manufacturing Acquisition Co.               984,187
Fowler Holding, Inc.                               1,342,356          K H O F Holdings, Inc.                             1,345,170
Insurance Claims Management, Inc.                       --            Monessen Holding Corporation                       1,280,788
Interline Brands, Inc.                               821,700          Stanton Carpet Holding Co.                         1,456,949
Iron Mountain, Inc.                                  525,625          Transpac Holdings Company                          1,042,157
Mail Communications Group, Inc.                      664,647          U-Line Corporation                                 1,163,327
Moss, Inc.                                           365,544          Wellborn Forest Holding Co.                          967,484
                                                ------------                                                          ------------
                                                   5,924,967                                                            10,607,750
                                                ------------                                                          ------------
ELECTRONICS - 1.73%                                                   LEISURE, AMUSEMENT, ENTERTAINMENT - 3.28%
Connecticut Electric, Inc.                         1,350,477          Boyd Gaming Corporation                              141,750
Directed Electronics, Inc.                           323,896          Electra Bicycle Company LLC                          797,571
Distributed Energy Systems Corporation                 5,600          Majestic Star Casino LLC                             236,250
Electronic Data Systems Corporation                  516,163          O E D Corp/Diamond Jo Company Guarantee              500,000
                                                ------------          Savage Sports Holding, Inc.                        1,590,206
                                                   2,196,136          Snoqualmie Entertainment Authority                   240,625
                                                ------------          Tunica-Biloxi Gaming Authority                       552,150
FARMING & AGRICULTURE - 1.05%                                         Warner Music Group Corporation                        96,250
Protein Genetics, Inc.                                  --                                                            ------------
Waggin' Train Holdings LLC                         1,330,572                                                             4,154,802
                                                ------------                                                          ------------
                                                   1,330,572          MACHINERY - 9.18%
                                                ------------          Davis-Standard LLC                                 1,985,079
FINANCIAL SERVICES - 1.55%                                            Integration Technology Systems, Inc.                    --
Highgate Capital LLC                                    --            K-Tek Holdings Corporation                         1,332,222
Leucadia National Corporation                        335,125          Manitowoc Company, Inc.                               99,000
Nesco Holdings Corporation                         1,331,709          Morton Industrial Group, Inc.                      1,190,012
Penhall International                                302,250          Navis Global                                       1,022,059
Victory Ventures LLC                                    --            NetShape Technologies, Inc.                        1,240,623
                                                ------------          Pacific Consolidated Holdings LLC                    704,511
                                                   1,969,084          Safety Speed Cut Manufacturing Company, Inc.         736,270
                                                ------------          Stewart & Stevenson LLC                              753,750
HEALTHCARE, EDUCATION & CHILDCARE - 3.96%                             Synventive Equity LLC                                 17,714
A T I Acquisition Company                          1,144,649          Tronair, Inc.                                      2,546,549
American Hospice Management Holding LLC            1,141,626                                                          ------------
Community Health Systems, Inc.                       483,906                                                            11,627,789
F H S Holdings LLC                                 1,494,252                                                          ------------
H C A, Inc.                                          525,000          MEDICAL DEVICES/BIOTECH - 2.68%
Tenet Healthcare Corporation                         227,500          Coeur, Inc.                                          801,339
                                                ------------          E X C Acquisition Corporation                         97,932
                                                   5,016,933          MicroGroup, Inc.                                   1,638,267
                                                ------------          OakRiver Technology, Inc.                            860,166
                                                                                                                      ------------
                                                                                                                         3,397,704
                                                                                                                      ------------

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                                                                                                                                33

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2007

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
MINING, STEEL, IRON & NON PRECIOUS METALS - 0.81%                     TECHNOLOGY - 2.48%
Ryerson, Inc.                                   $     29,625          Compucom Systems, Inc.                          $    654,925
Steel Dynamics, Inc.                                  97,000          EnerNOC, Inc.                                      1,153,850
Tube City IMS Corporation                            900,000          Smart Source Holdings, Inc.                        1,329,836
                                                ------------                                                          ------------
                                                   1,026,625                                                             3,138,611
                                                ------------                                                          ------------
NATURAL RESOURCES - 0.55%                                             TELECOMMUNICATIONS - 3.17%
Appleton Papers, Inc.                                245,313          Cincinnati Bell, Inc.                                536,250
Rock-Tenn Co.                                        445,050          Intelsat Bermuda Ltd.                                693,450
                                                ------------          ITC^DeltaCom, Inc.                                   472,940
                                                     690,363          Nextel Communications, Inc.                          393,847
                                                ------------          N T L Cable PLC                                      782,100
OIL & GAS - 3.72%                                                     Rogers Wireless, Inc.                                612,408
Atlas Pipeline Partners                              594,000          Triton P C S, Inc.                                   517,500
Basic Energy Services                                587,500                                                          ------------
Bristow Group, Inc.                                   75,375                                                             4,008,495
Clayton Williams Energy, Inc.                        503,125                                                          ------------
GulfMark Offshore, Inc.                              303,000          TRANSPORTATION - 1.67%
Mariner Energy, Inc.                                 380,500          NABCO, Inc.                                          176,195
North American Energy Partners                       197,500          Tangent Rail Corporation                           1,943,197
Offshore Logistics                                   336,000                                                          ------------
Quicksilver Resources, Inc.                          589,500                                                             2,119,392
Tesoro Petroleum Corporation                         247,500                                                          ------------
Total Equipment & Service, Inc.                      894,810          UTILITIES - 2.60%
                                                ------------          Dynegy Holdings, Inc.                                883,788
                                                   4,708,810          Edison Mission Energy                                 36,050
                                                ------------          Inergy LP                                             77,625
PHARMACEUTICALS - 1.21%                                               Intergen NV                                          394,688
CorePharma LLC                                     1,414,620          Markwest Energy Operating Co.                        523,875
Enzymatic Therapy, Inc.                              117,303          N R G Energy, Inc.                                   585,000
                                                ------------          Petrohawk Energy Corporation                         789,375
                                                   1,531,923                                                          ------------
                                                ------------                                                             3,290,401
PUBLISHING/PRINTING - 1.51%                                                                                           ------------
Idearc, Inc.                                         477,100          WASTE MANAGEMENT / POLLUTION - 2.53%
Quebecor Media, Inc.                                 553,438          Terra Renewal Services, Inc.                       1,806,534
R H Donnelley, Inc.                                  584,375          Torrent Group Holdings, Inc.                       1,396,012
Sheridan Acquisition Corporation                     225,000                                                          ------------
Valassis Communications, Inc.                         66,844                                                             3,202,546
                                                ------------                                                          ------------
                                                   1,906,757          TOTAL CORPORATE RESTRICTED AND PUBLIC
                                                ------------          SECURITIES - 104.50%                            $132,314,522
RETAIL STORES - 1.85%                                                                                                 ============
Blockbuster, Inc.                                    235,125
Neiman Marcus Group, Inc.                            624,750
Olympic Sales, Inc.                                  747,879
Rental Service Corporation                           447,500
United Rentals, Inc.                                 282,750
                                                ------------
                                                   2,338,004
                                                ------------

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34

                                              MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

1. HISTORY
   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

   On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market. Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making
--------------------------------------------------------------------------------
35

MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

   valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once in each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $94,407,034 (74.56% of net assets) as of December 31, 2007 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2007, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2007, the Trust had a net realized taxable long-term capital gain balance of $1,777,038, which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has accrued income tax expense of $621,963 on the Statement of Operations related to the retained realized capital gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's PRO RATA share of income
--------------------------------------------------------------------------------
36

                                              MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

   allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2007, the MMPI Subsidiary Trust has accrued income tax expense of $98,600.

   Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2007, the MMPI Subsidiary Trust has a deferred tax asset of $71,096 for which a full valuation reserve has been recorded. No future tax benefit is expected to be realized from this asset as of December 31, 2007. The MMPI Subsidiary Trust has recorded a deferred income tax benefit in the current year in the amount of $384,226 resulting from the decrease to zero of the deferred tax liability at December 31, 2006.

   In, June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). Management has analyzed the Trust's tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provisions for income tax would be required in the Trust's financial statements. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   As of December 31, 2007, the components of distributable earnings on a tax basis included $1,026,768 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

   Net investment income and net realized gains or losses of the Trust as presented under accounting principles generally accepted in the United States of America may differ from distributable earnings due to earnings from the MMPI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and net realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2007, the Trust increased undistributed net investment income and decreased additional paid in capital by a total of $32,527 to more accurately display the Trust's financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

   The tax character of distributions declared during the years ended December 31, 2007 and 2006 was as follows:

   DISTRIBUTIONS PAID FROM:                          2007           2006
                                                ----------------------------
   Ordinary Income                              $ 12,315,585    $ 11,648,274
   Long-term Capital gains                      $        --     $        --

   F. EXPENSE REDUCTION:
   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if
--------------------------------------------------------------------------------

MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

   any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the year ended December 31, 2007, there were no credit balances used to reduce custodian fees.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEE
   A. SERVICES:
   Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B. FEE:
   For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4. SENIOR SECURED INDEBTEDNESS
   A. NOTE PAYABLE:
   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2007, the Trust incurred total interest expense on the Note of $696,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:
   The Trust entered into a $15,000,000 Revolving Credit Agreement with Bank of America N.A. (the "Agent Bank") dated May 29, 1997, which had a stated maturity date of May 31, 2004, (the maturity date was later extended to May 31, 2007 pursuant to the First Amended and Restated Revolving Credit Agreement). On May 31, 2007, the maturity date of this loan was extended to May 30, 2008, and its terms were amended and restated pursuant to the First Amendment to the First Amended and Restated Revolving Credit Agreement (the "Revolver"), between the Trust and the Agent Bank.

   The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or Eurodollar Base Rate Loan. Interest on Base Rate loans equals the higher of:
   (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on Eurodollar Base Rate Loans equals .35% plus the British Bankers Association LIBOR rate, divided by 1 minus the Eurodollar Reserve Percentage. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .25% from January 1, 2007 through May 31, 2007, and the amended rate of .10% from June 1, 2007 through December 31, 2007 per annum.

   As of December 31, 2007, there were no outstanding loans against the Revolver. For the year ended December 31, 2007, the Trust incurred expense on the Revolver of $24,475 related to the undrawn portion.
--------------------------------------------------------------------------------
38

                                              MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007

5. PURCHASES AND SALES OF INVESTMENTS

   FOR THE YEAR ENDED                                  COST OF INVESTMENTS
   12/31/2007                                                ACQUIRED
   -----------------------------------------------------------------------------
   Corporate restricted securities                        $ 31,739,132
   Corporate public securities                              11,917,394
   -----------------------------------------------------------------------------
                                                          PROCEEDS FROM
                                                       SALES OR MATURITIES
   -----------------------------------------------------------------------------
   Corporate restricted securities                        $ 28,650,640
   Corporate public securities                              17,803,846
   -----------------------------------------------------------------------------
   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2007. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 2007 is $501,920 and consists of $13,263,766 appreciation and $12,761,846 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                    AMOUNT           PER SHARE
   -----------------------------------------------------------------------------
   MARCH 31, 2007
   -----------------------------------------------------------------------------
   Investment income                             $ 3,065,532
   Net investment income                           2,439,056           $ 0.25
   Net realized and unrealized
     gain on investments (net of taxes)              663,578             0.07

   -----------------------------------------------------------------------------
   JUNE 30, 2007
   -----------------------------------------------------------------------------
   Investment income                             $ 3,689,385
   Net investment income                           3,111,679           $ 0.32
   Net realized and unrealized
     loss on investments (net of taxes)             (698,739)           (0.07)

   -----------------------------------------------------------------------------
   SEPTEMBER 30, 2007
   -----------------------------------------------------------------------------
   Investment income                             $ 4,378,106
   Net investment income                           3,768,181           $ 0.38
   Net realized and unrealized
   gain on investments (net of taxes)                786,409             0.08

   -----------------------------------------------------------------------------
   DECEMBER 31, 2007
   -----------------------------------------------------------------------------
   Investment income                             $ 3,412,839
   Net investment income                           2,739,044           $ 0.28
   Net realized and unrealized
     loss on investments (net of taxes)           (1,211,363)           (0.13)

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS
   For the year ended December 31, 2007, the Trust paid its Trustees aggregate remuneration of $142,750. During the year the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messers. Crandall and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

   Mr. Crandall, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

   The Trust did not make any payments to Babson Capital for the year ended December 31 2007, other than amounts payable to Babson Capital pursuant to the Contract. For the year ended December 31, 2007, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

        Preparation of the Trust's Quarterly
        and Annual Reports to Shareholders                          $ 11,683

        Preparation of Certain of the
        Trust's Shareholder Communications                             1,223

        Preparation of the Trust's Annual
        Proxy Statements                                               1,642
                                                                    --------
                                                                    $ 14,548
                                                                    ========

8. NEW ACCOUNTING PRONOUNCEMENTS
   In September 2006, FASB issued Statement of Financial Accounting Standards
   No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007


9. CERTIFICATIONS (UNAUDITED)
   As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trusts disclosure controls and procedures and internal control over financial reporting, as applicable.
























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                                              MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Participation Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Participation Investors (the Trust), including the schedule of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 was audited by other independent registered public accountants whose report, dated February 6, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by counting securities at the custodian and by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Participation Investors as of December 31, 2007, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the years described above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Boston, Massachusetts
February 11, 2008

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL* (43)      Trustee      3 years/            Executive Vice President and  2       Trustee, Chairman (since
                           (since 2005)   1 year,             Chief Investment Officer              2005), President (2003- 2005),
Massachusetts Mutual Life                 10 months           (since 2005) and Co-Chief             and Vice President
Insurance Company                                             Operating Officer (since              (2002-2003), of the Trust;
1295 State Street          Chairman       1 year/             2007) of MassMutual; and              Director (since 2004), Babson
Springfield, MA 01111      (since 2005)   7 months            Chairman (since 2005),                Capital Europe Limited (an
                                                              President (2006-2007) and             institutional debt-fund
                                                              Chief Executive Officer               manager); Director (since
                                                              (since 2006), Vice Chairman           2004), Babson Capital Guernsey
                                                              (2005), Member of the Board           Limited (an investment
                                                              of Managers (since 2004),             management company);
                                                              Member of the Board of                Non-Executive Director (since
                                                              Directors (2003-2004), and            2005), Baring Asset Management
                                                              Managing Director of Babson           Limited (an investment
                                                              Capital (2000-2005).                  manager/ adviser); Chairman
                                                                                                    (since 2005), Cornerstone Real
                                                                                                    Estate Advisers LLC (an
                                                                                                    investment adviser); Director
                                                                                                    (since 2003), MassMutual
                                                                                                    Corporate Value Partners
                                                                                                    Limited (investment company);
                                                                                                    Director (since 2003),
                                                                                                    MassMutual Corporate Value
                                                                                                    Limited (investment company);
                                                                                                    Director (since 2005),
                                                                                                    MassMutual Holdings (Bermuda)
                                                                                                    Ltd. (holding company);
                                                                                                    Director (since 2004), MML
                                                                                                    Assurance, Inc. (a New York
                                                                                                    insurance company); Director
                                                                                                    (since 2005), Oppenheimer
                                                                                                    Acquisition Corp. (holding
                                                                                                    company); Director (since
                                                                                                    2004), Jefferies Finance LLC
                                                                                                    (a finance company); Director
                                                                                                    (since 2004), Great Lakes LLC
                                                                                                    (investment company); Director
                                                                                                    (since 1999), SAAR Holdings
                                                                                                    CDO Ltd. (investment company);
                                                                                                    Chairman, Chief Executive
                                                                                                    Officer and Director (since
                                                                                                    2006), MassMutual Capital
                                                                                                    Partners (investment company);
                                                                                                    Director (since 2006), Invicta
                                                                                                    Advisers LLC (derivative
                                                                                                    trading company); Director
                                                                                                    (since 2006), Invicta Capital
                                                                                                    LLC (derivative trading
                                                                                                    company); Director (since
                                                                                                    2006), Invicta Credit LLC
                                                                                                    (derivative trading company);
                                                                                                    Director (since 2006), Invicta
                                                                                                    Holdings LLC (derivative
                                                                                                    trading company); Director
                                                                                                    (since 2006), Director (since
                                                                                                    2006), MassMutual
                                                                                                    International LLC (holding
                                                                                                    company); Trustee (since
                                                                                                    2003), President (2003-2005),
                                                                                                    and Chairman (since 2005),
                                                                                                    MMCI Subsidiary Trust and MMPI
                                                                                                    Subsidiary Trust; and Trustee
                                                                                                    (since 2005), Chairman (since
                                                                                                    2005), President (2003-2005),
                                                                                                    and Vice President
                                                                                                    (2002-2003), of MassMutual
                                                                                                    Corporate Investors
                                                                                                    (closed-end investment company
                                                                                                    advised by Babson Capital).

* Mr. Crandall is classified as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust; and Chairman, Chief Executive Officer, and Member of
  the Board of Managers of Babson Capital.
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--------------------------------------------------------------------------------
INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (63)        Trustee      3 years/            President (2001-2003) of      57      President (1999-2003) and
                           (since 2003)   10 months           Babson Capital.                       Trustee (since 2003), of the
MassMutual Participation                                                                            Trust; Director (since 2006),
Investors                                                                                           Jefferies Group, Inc.
1500 Main Street                                                                                    (financial services); Director
Suite 600                                                                                           (since 2003), Pemco Aviation
P.O. Box 15189                                                                                      Group, Inc. (aircraft
Springfield, MA 01115-5189                                                                          maintenance and overhaul);
                                                                                                    Director (since 2007),
                                                                                                    Scottish Re Group Ltd. (global
                                                                                                    life reinsurance specialist);
                                                                                                    Trustee (since 2003),
                                                                                                    MassMutual Select Funds,
                                                                                                    formerly MassMutual
                                                                                                    Institutional Funds, (an
                                                                                                    open-end investment company
                                                                                                    advised by MassMutual);
                                                                                                    Trustee (since 2003), MML
                                                                                                    Series Investment Fund (an
                                                                                                    open-end investment company
                                                                                                    advised by MassMutual);
                                                                                                    Trustee (1998- 2003), Senior
                                                                                                    Vice President (1998-2001) and
                                                                                                    President (2001-2003), MMCI
                                                                                                    Subsidiary Trust and MMPI
                                                                                                    Subsidiary Trust; and
                                                                                                    President (1999- 2003),
                                                                                                    Trustee (since 2003),
                                                                                                    MassMutual Corporate Investors
                                                                                                    (closed-end investment company
                                                                                                    advised by Babson Capital).

* Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
  Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
  "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).
------------------------------------------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (68)      Trustee      2 years/            President (since 2002),       2       Trustee (since 2006),
MassMutual                 (since 2006)   10 months           Barrett-Gardner Associates,           MassMutual Corporate Investors
Participation Investors                                       Inc. (investments); and Senior        (a closed-end investment
1500 Main Street                                              Vice President (1976-2002),           company advised by Babson
Suite 600, P.O. Box 15189                                     Janney Montgomery Scott               Capital).
Springfield, MA 01115-5189                                    LLC (investments).



DONALD E. BENSON (77)        Trustee      3 years/            Executive Vice President      2       Director (since 1997), MAIR
MassMutual                 (since 1988)   10 months           and Director (since 1992),            Holdings, Inc. (commuter
Participation Investors                                       Marquette Financial                   airline holding company);
1500 Main Street                                              Companies (financial services);       Director (since 1997), First
Suite 600, P.O. Box 15189                                     Partner (since 1996), Benson          California Financial Group
Springfield, MA 01115-5189                                    Family Limited Partnership            Inc. (bank holding company);
                                                              No. 1 and Benson Family               and Trustee (since 1986),
                                                              Limited Partnership No. 2             MassMutual Corporate Investors
                                                              (investment partnerships); and        (closed-end investment company
                                                              Partner (1987-2004), Benson,          advised by Babson Capital).
                                                              Pinckney, Oates Partnership
                                                              (building partnership)

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
                                              MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (51)       Trustee       1 year/             Private Investor; and         2       Trustee (since 2005),
MassMutual                (since 2005)    10 months           Managing Director (1994-              MassMutual Corporate Investors
Participation Investors                                       2005), Morgan Stanley.                (a closed-end investment
1500 Main Street                                                                                    company advised by Babson
Suite 600, P.O. Box 15189                                                                           Capital); Independent Director
Springfield, MA 01115-5189                                                                          (since 2006), Invicta Holdings
                                                                                                    LLC (a derivative trading
                                                                                                    company).

DONALD GLICKMAN (74)        Trustee       3 years/            Chairman (since 1992), Donald 2       Director (since 1984), Monro
MassMutual                (since 1992)    10 months           Glickman and Company,                 Muffler Brake, Inc.
Participation Investors                                       Inc. (private investments);           (automobile repair service);
1500 Main Street                                              and Partner (since 1992),             Director (since 1998), MSC
Suite 600, P.O. Box 15189                                     J.F. Lehman & Co. (private            Software, Corp. (simulation
Springfield, MA 01115-5189                                    investments).                         software); and Trustee (since
                                                                                                    1992), MassMutual Corporate
                                                                                                    Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).




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--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (72)          Trustee      3 years/            Private Investor; and         2       Director (since 2004), Texas
MassMutual                 (since 1991)   1 year,             President and Director                Roadhouse, Inc. (operates
Participation Investors                   10 months           (since 1983), H Investment            restaurant chain); Director
1500 Main Street                                              Company LLC (family                   (since 1999), ValueClick Inc.
Suite 600, P.O. Box 15189                                     partnership).                         (internet advertising
Springfield, MA 01115-5189                                                                          company); Director (since
                                                                                                    2002), Spectranetics Corp.
                                                                                                    (medical device company); and
                                                                                                    Trustee (since 1991),
                                                                                                    MassMutual Corporate Investors
                                                                                                    (closed-end investment company
                                                                                                    advised by Babson Capital).


CORINE T. NORGAARD (70)      Trustee      3 years/            President, (2004-2005),      34       Trustee (since 2005), MML
MassMutual                 (since 1998)   2 years,            Thompson Enterprises Real             Series Investment Fund II (an
Participation Investors                   10 months           Estate Investment; and Dean           open-end investment company
1500 Main Street                                              (1996-2004), Barney School            advised by MassMutual);
Suite 600, P.O. Box 15189                                     of Business, University of            Trustee (since 2004),
Springfield, MA 01115-5189                                    Hartford.                             MassMutual Premier Funds,
                                                                                                    formerly The DLB Fund Group
                                                                                                    (an open-end investment
                                                                                                    company advised by
                                                                                                    MassMutual); Trustee (since
                                                                                                    1993), ING Series Fund
                                                                                                    (investment company); Director
                                                                                                    (since 1992), ING Variable
                                                                                                    Series Fund; and Trustee
                                                                                                    (since 1998), MassMutual
                                                                                                    Corporate Investors (a
                                                                                                    closed-end investment company
                                                                                                    advised by Babson Capital).

MALEYNE M. SYRACUSE (51)     Trustee      6 months/           Managing Director (2000-              Trustee (since 2007),
MassMutual                 (since 2007)   4 months*           2007), JP Morgan Securities,          MassMutual Corporate Investors
Participation Investors                                       Inc.                                  (a closed-end investment
1500 Main Street                                                                                    company advised by Babson
Suite 600, P.O. Box 15189                                                                           Capital).
Springfield, MA 01115-5189



* Ms. Syracuse was appointed by the Board of Trustees to fill a newly created board seat on October 19, 2007.
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--------------------------------------------------------------------------------
OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (50)       President      1 year/             President (since 2005), Vice President (1993-2005) of the Trust;
MassMutual                                   7 months            Vice Chairman (since 2007),; Member of the Board of Managers
Participation Investors                                          (since 2006), and Managing Director (since 2000) of Babson
1500 Main Street                                                 Capital; Trustee (since 2005), and President (since 2005) MMCI
Suite 600, P.O. Box 15189                                        Subsidiary Trust and MMPI Subsidiary Trust; and President (since
Springfield, MA 01115-5189                                       2005), Vice President (1993-2005), MassMutual Corporate
                                                                 Investors.


RODNEY J. DILLMAN (55)        Vice           1 year/             Vice President, Secretary, and Chief Legal Officer (since 2006)
MassMutual                    President,     7 months            of the Trust; Vice President and Associate General Counsel (since
Participation Investors       Secretary, and                     2000) of MassMutual; General Counsel and Secretary (since 2006)
1500 Main Street              Chief Legal                        of Babson Capital; Secretary (since 2006), MMCI Subsidiary Trust
Suite 600, P.O. Box 15189     Officer                            and MMPI Subsidiary Trust; and Vice President, Secretary, and
Springfield, MA 01115-5189                                       Chief Legal Officer (since 2006), MassMutual Corporate Investors.


JAMES M. ROY (45)             President      1 year/             Vice President and Chief Financial Officer (since 2005),
MassMutual                    and Chief      7 months            Treasurer (2003-2005), and Associate Treasurer (1999-2003) of the
Participation Investors       Financial                          Trust; Managing Director (since 2005), and Director (2000-2005)
1500 Main Street              Officer                            of Babson Capital; Trustee (since 2005), Treasurer (since 2005),
Suite 600, P.O. Box 15189                                        and Controller (2003-2005), MMCI Subsidiary Trust and MMPI
Springfield, MA 01115-5189                                       Subsidiary Trust; and Vice President and Chief Financial Officer
                                                                 (since 2005), Treasurer (2003-2005) and Associate Treasurer
                                                                 (1999-2003), MassMutual Corporate Investors.


JOHN T. DAVITT, JR. (40)      Comptroller    1 year/             Comptroller (since 2001) of the Trust; Director (since 2000) of
MassMutual                                   7 months            Babson Capital; Controller (since 2005), MMCI Subsidiary Trust
Participation Investors                                          and MMPI Subsidiary Trust; and Comptroller (since 2001),
1500 Main Street                                                 MassMutual Corporate Investors.
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189


MELISSA M. LAGRANT (34)       Chief          1 year/             Chief Compliance Officer (since 2006) of the Trust; Managing
MassMutual                    Compliance     7 months            Director (since 2005) of Babson Capital; Vice President and
Participation Investors       Officer                            Senior Compliance Trading Manager (2003-2005), Loomis, Sayles &
1500 Main Street                                                 Company, L.P.; Assistant Vice President-Business Risk Management
Suite 600, P.O. Box 15189                                        Group (2002-2003), and Assistant Vice President-Investment
Springfield, MA 01115-5189                                       Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset
                                                                 Management; and Chief Compliance Officer (since 2006), MassMutual
                                                                 Corporate Investors.


RONALD S. TALAIA (39)         Treasurer      1 year/             Treasurer (since 2006) of the Trust; Director (since 2001) of
MassMutual                                   7 months            Babson Capital; and Treasurer (since 2006), MassMutual Corporate
Participation Investors                                          Investors. Vice
1500 Main Street
Suite 600, P.O. Box 15189
Springfield, MA 01115-5189

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--------------------------------------------------------------------------------

MEMBERS OF THE BOARD OF                DIVIDEND REINVESTMENT AND CASH
TRUSTEES                               REPURCHASE PLAN
LEFT TO RIGHT:
                                       MassMutual Participation Investors
Donald Glickman                        offers a Dividend Reinvestment and Cash
Chairman,                              Purchase Plan. The Plan provides a
Donald Glickman & Company, Inc.        simple and automatic way for
                                       shareholders to add to their holdings in
Robert E. Joyal                        the Trust through the receipt of
Retired President,                     dividend shares issued by the Trust or
Babson Capital Management LLC          through the reinvestment of cash
                                       dividends in Trust shares purchased in
William J. Barrett                     the open market. The dividends of each
President,                             shareholder will be automatically
Barrett-Gardner Associates, Inc.       reinvested in the Trust by Shareholder
                                       Financial Services Inc., the Transfer
Michael H. Brown                       Agent, in accordance with the Plan,
Private Investor                       unless such shareholder elects not to
                                       participate by providing written notice
Donald E. Benson*                      to the Transfer Agent. A shareholder may
Executive Vice President               terminate his or her participation by
and Director,                          notifying the Transfer Agent in writing.
Marquette Financial Companies
                                       Participating shareholders may also make
Dr. Corine T. Norgaard*                additional contributions to the Plan
President,                             from their own funds. Such contributions
Thompson Enterprises                   may be made by personal check or other
Real Estate Investment                 means in an amount not less than $100
                                       nor more than $5,000 per quarter. Cash
Roger W. Crandall                      contributions must be received by the
Executive Vice President,              Transfer Agent at least five days (but
Chief Investment Officer and           no more then 30 days) before the payment
Co-Chief Operating Officer             date of a dividend or distributions.
Massachusetts Mutual Life              Cash contributions must be received by
Insurance Company                      the Transfer Agent at least five days
                                       (but no more then 30 days) before the
Martin T. Hart*                        payment date of a dividend or
Private Investor                       distributions.

Maleyne M. Syracuse                    Whenever the Trust declares a dividend
Private Investor                       payable in cash or shares, the Transfer
                                       Agent, acting on behalf of each
*Member of the Audit Committee         participating shareholder, will take the
                                       dividend in shares only if the net asset
OFFICERS                               value is lower than the market price
                                       plus an estimated brokerage commission
Roger W. Crandall                      as of the close of business on the
Chairman                               valuation day. The valuation day is the
                                       last day preceding the day of dividend
Clifford M. Noreen                     payment. When the dividend is to be
President                              taken in shares, the number of shares to
                                       be received is determined by dividing
James M. Roy                           the cash dividend by the net asset value
Vice President & Chief                 as of the close of business on the
Financial Officer                      valuation date or, if greater than net
                                       asset value, 95% of the closing share
Rodney J. Dillman                      price. If the net asset value of the
Vice President, Secretary              shares is higher than the market value
& Chief Legal Officer                  plus an estimated commission, the
                                       Transfer Agent, consistent with
Jill A. Fields                         obtaining the best price and execution,
Vice President                         will buy shares on the open market at
                                       current prices promptly after the
Michael P. Hermsen                     dividend payment date.
Vice President
                                       The reinvestment of dividends does not,
Mary Wilson Kibbe                      in anyway, relieve participating
Vice President                         shareholders of any federal, state or
                                       local tax. For federal income tax
Michael L. Klofas                      purposes, the amount reportable in
Vice President                         respect of a dividend received in
                                       newly-issued shares of the Trust will be
Richard E. Spencer, II                 the fair market value of the shares
Vice President                         received, which will be reportable as
                                       ordinary income and/or capital gains.
Ronald S. Talaia
Treasurer                              As compensation for its services, the
                                       Transfer Agent receives a fee of 5% of
John T. Davitt, Jr.                    any dividend and cash contribution (in
Comptroller                            no event in excess of $2.50 per
                                       distribution per shareholder.)
Melissa M. LaGrant
Chief Compliance Officer               Any questions regarding the Plan should
                                       be addressed to Shareholder Financial
                                       Services, Inc., Agent for MassMutual
                                       Participation Investors' Dividend
                                       Reinvestment and Cash Purchase Plan,
                                       P.O. Box 173673, Denver, CO 80217-3673.
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





























[LOGO]
MASSMUTUAL PARTICIPATION INVESTORS                                        P12597


ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2007                   2006
                                   ----------             ----------
         Audit Fees                $   48,000             $   35,500
         Audit-Related Fees             5,700                  5,400
         Tax Fees                      37,200                 28,500
         All Other Fees                     0                      0
                                   ----------             ----------
         Total Fees                $   90,900             $   69,400
                                   ==========             ==========


             NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2007                   2006
                                   ----------             ----------
          Audit-Related Fees       $1,102,280             $  912,760
          Tax Fees                          0                      0
          All Other Fees               75,000                      0
                                   ----------             ----------
          Total Fees               $1,177,280             $  912,760
                                   ==========             ==========


              The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, agreed upon procedures reports. Preparation of Federal, state and local income tax returns and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2007, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

              The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

              The 2006 fees billed represent final 2006 amounts, which may differ from the preliminary figures available as of the filing date of the Trust's 2007 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Trust's 2007 Annual Form N-CSR, but are now properly included in the 2006 fees billed to the Trust, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Martin T. Hart, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities and cliet accounts). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has established a Proxy Committee that is responsible for the implementation and governance of the Policy and designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson Capital will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst"), the Proxy Committee or a designated member of the Proxy Committee determines that it is in the clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson Capital will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless
         (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict pertinent to him or herself or a Babson Capital material conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer, director, or Board of Managers Member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes any client proxy, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson Capital's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mpv.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Clifford M. Noreen serves as the President of the Registrant (since 2005) and as its Portfolio Manager. Mr. Noreen began his service to the Registrant in 1993 as a Vice President. With over 25 years of industry experience, Mr. Noreen is Vice Chairman, a Managing Director and a Member of the Board of Managers of Babson Capital Management LLC ("Babson Capital") and head of Babson Capital's Corporate Securities Group, where he oversees public equities and corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, and structured credit products. Mr. Noreen joined Massachusetts Mutual Life Insurance Company ("MassMutual"), Babson Capital's parent company, in 1985 and began leading its High Yield Team in 1992, where he was responsible for oversight of all public high yield portfolios. In 2004, Mr. Noreen assumed responsibility for Babson Capital's Public Corporate Credit Group, which included the Investment Grade and High Yield Institutional Fixed Income teams. Mr. Noreen also presently serves as President of MassMutual Corporate Investors, another closed-end registered investment company advised by Babson Capital. Mr. Noreen holds a B.A. from the University of Massachusetts and an M.B.A from American International College.

         PORTFOLIO MANAGEMENT TEAM. Mr. Noreen has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen, Michael L. Klofas, and Richard E. Spencer II are each a Vice President of the Registrant and a Managing Director of Babson Capital. Together they are responsible for managing Babson Capital's Mezzanine Investment and Private Equity Investments Team within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1992. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Klofas joined MassMutual in 1988 and has been an officer of the Registrant since 1989. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of Registrant since 1990. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Jill A. Fields is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return, structured credit, leveraged loans and private placemet investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                                        NUMBER OF
                                                                        ACCOUNTS         APPROXIMATE
                                          TOTAL                         WITH             ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       1       $251.2 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $42.2 million          1           $42.2 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       3       $879.1 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $55.6 million          1           $55.6 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  5(C)    $1.8 billion           0           N/A
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $251.2 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $403.5 million         5           $403.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(D)    $1.5 billion          N/A          N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $251.2 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $403.5 million         5           $403.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(D)    $1.5 billion          N/A          N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer II    Companies                       1       $251.2 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $403.5 million         5           $403.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(D)    $1.5 billion          N/A          N/A

     (A) Account asset size has been calculated as of December 31, 2007.

     (B) Mr. Noreen, as the head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) Ms. Fields manages approximately $960 million of the general investment account of Massachusetts Mutual Life Insurance Company. These assets are represented as one account in the table above.

     (D) The listed account and managed assets represent that portion of the general investment account of MassMutual and C.M. Life Insurance Company for which an individual Portfolio Team member has primary day-to-day responsibility. As of December 31, 2007, Babson Capital's total general investment account assets under management were $57.7 billion dollars.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

         It is possible that an investment opportunity may be suitable for both the Registrant and other accounts managed by a member of the Portfolio Team, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. A conflict may arise where a member of the Portfolio Team may have an incentive to treat an account preferentially as compared to the Registrant because the account pays Babson Capital a performance-based fee or a member of the Portfolio Team, Babson Capital, or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party. Additionally, the Registrant, MassMutual, Babson Capital, MassMutual Corporate Investors, and any private investment company advised or sub-advised by Babson Capital have obtained a blanket order from the Securities and Exchange Commission pursuant to Section 17(d), and Rule 17(d)-1 thereunder, of the Investment Company Act of 1940, as amended, which sets forth the conditions by which the entities can engage in private placement co-investment activities.

         Potential material conflicts of interest may also arise related to the knowledge and timing of the Registrant's trades, investment opportunities and broker selection. A member of the Portfolio Team will have information about the size, timing and possible market impact of the Registrant's trades. It is theoretically possible that a member of the Portfolio Team could use this information for his or her personal advantage or the advantage of other accounts he manages or the possible detriment of the Registrant. For example, a member of the Portfolio Team could front run a fund's trade or short sell a security for an account immediately prior to the Registrant's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the Registrant and other accounts managed by members of the Portfolio Team or accounts owned by Babson Capital or its affiliates.

         With respect to securities transactions for the Registrant, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

         Members of the Portfolio Team may also face other potential conflicts of interest in managing the Registrant, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Registrant and the other accounts listed above.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, the Company participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2007, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM                      EQUITY SECURITIES OF THE REGISTRANT
         ----------------------              -----------------------------------
         Clifford M. Noreen                  None
         Jill A. Fields                      None
         Michael P. Hermsen                  $10,001-$50,000
         Michael L. Klofas                   None
         Richard E. Spencer II               None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           March 7, 2008
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           March 7, 2008
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           March 7, 2008
                ----------------------------------